       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION APRIL 3, 1996.

                                                             File Nos. 2-58699
                                                                  and 811-2740

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ ]

Pre-Effective Amendment No.    [  ]                        [ ]

Post-Effective Amendment No.   [27]                        [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.                  [26]                        [X]

                             KEYSTONE TAX FREE FUND
                             ----------------------
               (Exact name of Registrant as specified in Charter)

              200 Berkeley Street, Boston, Massachusetts 02116-5034
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, including Area Code:
               ---------------------------------------------------
                                 (617) 338-3677

              Rosemary D. Van Antwerp, Esq., 200 Berkeley Street,
              ---------------------------------------------------
                             Boston, MA 02116-5034
                             ---------------------
                     Name and Address of Agent for Service


It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on April 12, 1996 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(i) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485

The Registrant has filed a Declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for Registrant's last fiscal year was filed on February 28, 1996.

                             KEYSTONE TAX FREE FUND

                                  CONTENTS OF
                        POST-EFFECTIVE AMENDMENT NO. 27
                                       to
                             REGISTRATION STATEMENT


                    This Post-Effective Amendment No. 27 to
            Registration Statement No. 2-58699/811-2740 consists of
           the following pages, items of information, and documents:


                                The Facing Sheet

                               The Contents Page

                           The Cross-Reference Sheet

                                     PART A
                                     ------

                                   Prospectus

                                     PART B
                                     ------

                      Statement of Additional Information

                                     PART C
                                     ------

                PART C - OTHER INFORMATION - ITEM 24(a) and (b)

                              Financial Statements

                          Independent Auditors' Report

                              Listing of Exhibits

         PART C - OTHER INFORMATION - ITEMS 25-32 - AND SIGNATURE PAGES

                        Number of Holders of Securities

                                Indemnification

                         Business and Other Connections

                             Principal Underwriter

                        Location of Accounts and Records

                                   Signatures

                    Exhibits (including Powers of Attorney)

                             KEYSTONE TAX FREE FUND

Cross-Reference Sheet pursuant to Rules 404 and 495 under the Securities Act of 1933.

Items in Part A
of Form N-1A      Prospectus Caption
---------------   ------------------

    1             Cover Page

    2             Fee Table

    3             Financial Highlights
                  Performance Data

    4             Cover Page
                  Fund Description
                  Fund Objective and Policies
                  Investment Restrictions
                  Risk Factors

    5             Fund Management and Expenses
                  Additional Information

    5A            Not applicable

    6             Fund Description
                  Dividends and Taxes
                  Fund Shares
                  Pricing Shares
                  Shareholder Services

    7             How to Buy Shares
                  Distribution Plan
                  Shareholder Services

    8             How to Redeem Shares

    9             Not applicable

Items in Part B
of Form N-1A      Statement of Additional Information Caption
---------------   -------------------------------------------

   10             Cover Page

   11             Table of Contents

   12             Not applicable

   13             The Fund's Objective and Policies
                  Investment Restrictions
                  Brokerage
                  Appendix

   14             Trustees and Officers

   15             Additional Information

   16             Sales Charges
                  Distribution Plan
                  Investment Adviser
                  Investment Manager
                  Principal Underwriter
                  Additional Information

   17             Brokerage

   18             The Fund's Objective and Policies
                  Declaration of Trust

   19             Valuation of Securities
                  Sales Charges
                  Distribution Plan

   20             Not applicable

   21             Principal Underwriter

   22             Standardized Total Return and Yield
                  Calculations

   23             Financial Statements

                             KEYSTONE TAX FREE FUND

                                     PART A

                                   PROSPECTUS

------------------------------------------------------------------------------
PROSPECTUS                                                      APRIL 12, 1996
------------------------------------------------------------------------------


                            KEYSTONE TAX FREE FUND
            200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116-5034
                        CALL TOLL FREE 1-800-343-2898

------------------------------------------------------------------------------


     Keystone Tax Free Fund (the "Fund") is a mutual fund that seeks the highest possible current income, exempt from federal income taxes, while preserving capital.

     The Fund invests primarily in municipal bonds. The Fund's net asset value per share will fluctuate in response to changes in the market value of its portfolio securities.

     Your purchase payment is fully invested. There is no sales charge when you buy the Fund's shares. The Fund may impose a deferred sales charge, which declines from 4% to 1%, if you redeem your shares within four years of purchase.

     The Fund has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") under which it bears some of the costs of selling its shares to the public.

     This prospectus sets forth concisely the information about the Fund that you should know before investing. Please read it and retain it for future reference.

     Additional information about the Fund is contained in a statement of additional information dated April 12, 1996, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number listed above.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------------------------------------
                                               TABLE OF CONTENTS
--------------------------------------------------------------------------------------------------------------
                                                    Page                                                  Page


Fee Table ..........................................   2  How to Buy Shares ..............................  10
Financial Highlights ...............................   3  Distribution Plan ..............................  12
Fund Description ...................................   4  How to Redeem Shares ...........................  13
Investment Objective and Policies ..................   4  Shareholder Services ...........................  15
Investment Restrictions ............................   6  Performance Data ...............................  16
Risk Factors .......................................   6  Fund Shares ....................................  17
Pricing Shares .....................................   7  Additional Information .........................  17
Dividends and Taxes ................................   7  Additional Investment Information............... (i)
Fund Management and Expenses .......................   9
--------------------------------------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                                  FEE TABLE
                            KEYSTONE TAX FREE FUND


    The purpose of the fee table is to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses;'" "How to Buy Shares;'" "Distribution Plan;'" and "Shareholder Services."


SHAREHOLDER TRANSACTION EXPENSES
      Contingent Deferred Sales Charge\1/ ..................       4.00%
      (as a percentage of the lesser of total cost or net asset value of shares redeemed)

      Exchange Fee\2/ .....................................      $10.00
      (per exchange)

ANNUAL FUND OPERATING EXPENSES\3/
(as a percentage of average net assets)

      Management Fees ......................................       0.44%
      12b-1 Fees\4/ ........................................       0.33%
      Other Expenses .......................................       0.18%
                                                                   -----
      Total Fund Operating Expenses ........................       0.95%
                                                                   =====


                                                               1 Year      3 Years      5 Years      10 Years

EXAMPLE\5/                                                     ------      -------      -------      --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each period: ..............................................  $50          $50          $53          $117

You would pay the following expenses on the same investment,
assuming no redemption: ......................................  $10          $30          $53          $117


AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

----------
(1) The deferred sales charge declines from 4% to 1% of amounts redeemed within four calendar years after purchase. No deferred sales charge is imposed thereafter.

(2) There is no exchange fee for exchange orders received by the Fund from an individual shareholder over the Keystone Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services.")


(3) Expense ratios shown above are for the Fund's fiscal year ended December 31, 1995.

(4) Long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). See "Distribution Plan."


(5) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                             FINANCIAL HIGHLIGHTS
                            KEYSTONE TAX FREE FUND
                (For a share outstanding throughout the year)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                    YEAR ENDED DECEMBER 31,
                            -------------------------------------------------------------------------------------------------------
                             1995        1994        1993        1992       1991      1990(B)   1989     1988     1987       1986
                             ----        ----        ----        ----       ----      -----     ----     ----     ----       ----
NET ASSET VALUE,
 BEGINNING OF YEAR.........  $ 7.10      $ 8.12      $ 8.04     $ 8.07     $ 7.90     $ 8.06   $ 8.18   $ 8.09   $ 8.85     $ 8.31
Income From Investment
 Operations
Net investment income .....    0.41        0.37        0.39       0.46       0.46       0.52     0.57     0.55     0.56       0.68
Net realized and
 unrealized gain
(loss) on investments .....    0.74       (0.96)       0.48       0.12       0.36      (0.01)    0.15     0.30    (0.58)      0.88
Net commissions paid on
 fund share sales (a) .....    -0-         -0-         -0-        -0-        -0-        -0-      -0-      -0-      -0-       (0.08)
                              -----       -----       -----      -----      -----      -----    -----    -----    -----      -----
  Total from investment
    operations ............    1.15       (0.59)       0.87       0.58       0.82       0.51     0.72     0.85    (0.02)      1.48
                              -----       -----       -----      -----      -----      -----    -----    -----    -----      -----
Less distributions from:
Net investment income .....   (0.39)      (0.37)      (0.39)     (0.46)     (0.46)     (0.52)   (0.60)   (0.63)   (0.64)     (0.68)
In excess of net
 investment income ........    -0-        (0.06)      (0.06)     (0.04)     (0.07)     (0.03)    -0-      -0-      -0-        -0-
Net realized capital
 gain on investments ......    -0-         -0-        (0.33)     (0.11)     (0.12)     (0.12)   (0.24)   (0.13)   (0.10)     (0.26)
In excess of net
 realized gain on
 investments ..............    -0-         -0-        (0.01)      -0-        -0-        -0-      -0-      -0-      -0-        -0-
                              -----       -----       -----      -----      -----      -----    -----    -----    -----      -----
  Total distributions         (0.39)      (0.43)      (0.79)     (0.61)     (0.65)     (0.67)   (0.84)   (0.76)   (0.74)     (0.94)
                              -----       -----       -----      -----      -----      -----    -----    -----    -----      -----
NET ASSET VALUE, END
 OF YEAR ..................  $ 7.86      $ 7.10      $ 8.12     $ 8.04     $ 8.07     $ 7.90   $ 8.06   $ 8.18   $ 8.09     $ 8.85
                             ======      ======      ======     ======     ======     ======   ======   ======   ======     ======

TOTAL RETURN(c) ......       16.61%      (7.34%)     11.15%      7.55%     10.80%      6.66%    9.11%   10.89%   (0.14%)    18.26%
RATIOS/SUPPLEMENTAL DATA
 Ratios to average net assets:
  Total expenses ..........    .95%(d)    1.55%       1.66%      1.38%      1.75%      1.18%    1.23%    1.79%    1.70%      0.83%

  Net investment
   income .................    5.41%       4.92%       4.72%      5.71%      5.78%      6.54%    6.94%    6.74%    6.80%      7.79%
Portfolio turnover
 rate .....................     56%         84%         76%        78%        77%        64%      69%      61%      43%        44%
Net Assets, End of Year
 (thousands) ........... $1,204,468  $1,197,727  $1,548,503 $1,453,199 $1,146,185 $1,060,826 $901,912 $903,132 $894,768 $1,025,084

(a) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges.
(b) Calculation based on average shares outstanding.
(c) Excluding contingent deferred sales charges.
(d) "Ratio of total expenses to average net assets" for the year ended December 31, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the expense ratio would have been 0.94%.

------------------------------------------------------------------------------
FUND DESCRIPTION
------------------------------------------------------------------------------

     The Fund is an open-end, diversified, management investment company, commonly known as a mutual fund. The Fund has been operating continuously since April 12, 1977 when it was created under Massachusetts law as a Massachusetts business trust. The Fund is one of twenty funds managed by Keystone Management, Inc. ("Keystone Management"), the Fund's investment manager, and is one of more than thirty funds managed or advised by Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone"), the Fund's investment adviser. Keystone and Keystone Management are, from time to time, collectively referred to as "Keystone."

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
     The Fund's investment objective is to provide shareholders with the highest possible current income, exempt from federal income taxes, while preserving capital.

     Since the Fund considers preservation of capital as well as the level of tax exempt income, the Fund may realize less income than a fund willing to expose shareholders' capital to greater risk.

     The investment objective of the Fund is fundamental and may not be changed without the vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act).

     There can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment.

PRINCIPAL INVESTMENTS AND INVESTMENT POLICIES
     Under ordinary circumstances, the Fund invests substantially all and at least 80% of its assets in federally tax-exempt obligations. These obligations include municipal bonds and notes and tax-exempt commercial paper obligations, that are issued by or on behalf of states, territories and possessions of the United States ("U.S."), the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such bonds, exempt from federal income taxes, including the alternative minimum tax.

     Municipal bonds include debt obligations issued by or on behalf of a political subdivision of the U.S. or any agency or instrumentality thereof to obtain funds for various public purposes. In addition, municipal bonds include certain types of industrial development bonds issued by or on behalf of public authorities to finance privately operated facilities.

     The two principal classifications of municipal bonds are "general obligation" and "limited obligation" or "revenue" bonds.

     General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund a revenue source. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. Limited obligation or revenue bonds are payable only from the revenues of a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, such as the user of the facility.

     The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations that previously were fully federally tax-exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist: (1) "public purpose" bonds, the income from which remains fully exempt from federal income taxes; (2) qualified "private activity" industrial development bonds, the income from which, while exempt from federal income taxes under Section 103 of the Internal Revenue Code ("the Code"), is includable in the calculation of the federal alternative minimum tax; and (3) "private activity" (private purpose) bonds, the income from which is not exempt from federal income taxes. The Fund's policies limit its investments in qualified "private activity" industrial development bonds to no more than 20% of the Fund's total assets. The Fund currently will not invest in "private activity" (private purpose) bonds.

     The Fund invests in municipal bonds only if, at the date of investment, they are rated within the four highest grades by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB), by Moody's Investors Service ("Moody's") (Aaa, Aa, A and Baa) or by Fitch Investors Service, Inc. -- Municipal Division ("Fitch") (AAA, AA, A and BBB) or, if not rated, are of comparable quality to obligations so rated as determined by Keystone.

     However, Keystone expects that under normal circumstances at least 65% of the Fund's total assets invested in municipal bonds will be within the three highest ratings of such services or, if not rated, will be of comparable quality.

     Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are generally more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in high rated categories.

     Bonds rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.


     Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

OTHER ELIGIBLE SECURITIES
     The Fund also may invest in securities that pay interest that is not exempt from federal income taxes, such as corporate and bank obligations, obligations issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities, commercial paper and repurchase agreements. Such securities must be rated at least BBB by S&P or Baa by Moody's or, if not rated, must be determined by Keystone to be of comparable quality. The Fund will not invest more than 20% of its total assets under ordinary circumstances and up to 100% of its total assets for temporary or defensive purposes in such securities.

     The Fund also may enter into reverse repurchase agreements and firm commitment agreements for securities and currencies. The Fund may enter into options transactions and may write covered call and put options, purchase call and put options, including purchasing call and put options to close out existing positions, and purchase call options to fix the interest rates of obligations held by it. The Fund may also employ new investment techniques involving such options. In addition, the Fund may enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation and may employ new investment techniques with respect to such futures contracts and related options. In addition, the Fund may invest in obligations denominated in foreign currencies that are exempt from federal income tax.


     In addition to the options and futures contracts mentioned above, only if it is consistent with its investment objective, the Fund may also invest in certain other types of "derivative instruments," including structured securities.


     In addition, the Fund may, notwithstanding any other investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund. The Fund does not currently intend to implement this policy and would do so only if the Trustees were to determine such action to be in the best interest of the Fund and its shareholders. In the event of such implementation, the Fund will comply with such requirements as to written notice to shareholders as are then in effect.

     For further information about the types of investments and investment techniques available to the Fund, including the associated risks, see "Risk Factors" and "Additional Investment Information" in this prospectus and see the statement of additional information.

------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS
------------------------------------------------------------------------------
     The Fund has adopted the fundamental restrictions summarized below, which may not be changed without the approval of a majority of the Fund's outstanding shares (as defined in the 1940 Act). These restrictions and certain other fundamental and nonfundamental restrictions are set forth in detail in the statement of additional information.

     Generally, the Fund may not: (1) invest more than 5% of its total assets in the securities of any one issuer; (2) borrow money, except that the Fund may borrow money from banks for emergency or extraordinary purposes in aggregate amounts up to one-third of its net assets and enter into reverse repurchase agreements; and (3) pledge more than 15% of its total assets to secure borrowings.

------------------------------------------------------------------------------
RISK FACTORS
------------------------------------------------------------------------------
GENERAL
     Like any investment, your investment in the Fund involves an element of risk. Before you invest in the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses.

  Certain risks related to the Fund are discussed below. To the extent not discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information."

FUND RISKS
     Investing in the Fund involves the risk common to investing in any security, that is the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. For example, the market value of fixed income securities in which the Fund may invest are likely to vary inversely to changes in prevailing interest rates. In addition the net asset value of the Fund's shares will change according to the market's perception of the underlying portfolio securities of the Fund.

     Should the Fund need to raise cash to meet a large number of redemptions, it might have to sell portfolio securities at a time when it would be disadvantageous to do so.

MUNICIPAL OBLIGATIONS
     The Fund's ability to achieve its objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal bonds held by the Fund. A moratorium, default, or other nonpayment of interest or principal when due on any municipal bond, in addition to affecting the market value and liquidity of that particular security, could affect the market value and liquidity of other municipal bonds held by the Fund. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

     From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds, and similar proposals may be introduced in the future. The enactment of such a proposal could materially affect the availability of municipal bonds for investment by the Fund and the value of the Fund's portfolio. In the event of such legislation, the Fund would re-evaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

OTHER CONSIDERATIONS
     By itself, the Fund does not constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal or marketability. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for certain retirement plans that are unable to benefit from the Fund's tax-exempt dividends. In addition, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by industrial development bonds or related persons thereof.

------------------------------------------------------------------------------
PRICING SHARES
------------------------------------------------------------------------------

     The net asset value of a Fund share is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. eastern time for the purpose of pricing Fund shares) except on days when changes in the value of the Fund's securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of all of the Fund's assets, subtracting all liabilities and dividing the result by the number of shares outstanding.


     The Fund values municipal bonds on the basis of valuations provided by a pricing service, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Fund's pricing service has been approved by its Board of Trustees.

     The Fund values short-term instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term instruments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term instruments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market and which, in any case, reflects fair value as determined by the Fund's Board of Trustees. All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith using methods prescribed by the Fund's Board of Trustees.

------------------------------------------------------------------------------
DIVIDENDS AND TAXES
------------------------------------------------------------------------------
     The Fund has qualified and intends to continue to qualify as a regulated investment company under the Code. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a regulated investment company to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.

     If the Fund qualifies and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

     The Fund distributes its net investment income to shareholders daily and net realized long-term capital gains annually. Distributions are payable in shares or, at the shareholder's option, (which must be exercised before the record date for the distribution) in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge.

     Any taxable dividend declared in October, November, or December to shareholders of record in such a month and paid by the following January 31 will be includable in the taxable income of the shareholders as if paid on December 31 of the year in which the dividend was declared.

     The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order for distributions to qualify as exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal bond interest and designated as an exempt interest dividend in a written notice mailed to shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

     Any shareholder who may be a "substantial user" of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his or her tax adviser concerning his or her qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

     Interest on certain "private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Fund's exempt interest dividends will be treated the same way to the extent attributable to interest paid on such private activity bonds. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code relating to "adjusted current earnings".

     Some or all of the Fund's exempt interest dividends may be subject to state income taxes. The Fund will report to shareholders on a state by state basis the sources of its exempt interest dividends. Under particularly unusual circumstances, such as when the Fund is in a prolonged defensive investment position, it is possible that no portion of the Fund's distributions of income to its shareholders for a fiscal year would be exempt from federal income tax; however, the Fund does not presently anticipate that such unusual circumstances will occur.


     Since none of the Fund's income will consist of corporate dividends, no distributions will qualify for the 70% corporate dividends received deduction.


     The Fund intends to distribute its net capital gains as capital gain dividends; such dividends are treated by shareholders as long-term capital gains. Such distributions will be designated as capital gain dividends by a written notice mailed to each shareholder no later than 60 days after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend and holds his shares for six months or less, then any allowable loss on disposition of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend.


     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends; that portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and short-term capital gains received by the shareholder.


     The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund are urged to consult their tax advisers with specific reference to their own tax situations.


------------------------------------------------------------------------------
FUND MANAGEMENT AND EXPENSES
------------------------------------------------------------------------------
FUND MANAGEMENT

     Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as investment manager to the Fund and is responsible for the overall management of the Fund's business and affairs.

INVESTMENT MANAGER
     Keystone Management, organized in 1989, is a wholly-owned subsidiary of Keystone. Its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to to each of the other funds in the Keystone Fund Family and to certain other funds in the Keystone Investments Family of Funds.


     The Fund pays Keystone Management at the end of each calendar month a fee for its services consisting of (1) an amount calculated as set forth below:

Annual                                               Aggregate Net Asset Value
Management                                                       of the Shares
Fee                        Income                                  of the Fund
-------------------------------------------------------------------------------
                                   2.0% of
                              Gross Dividend and
                               Interest Income
                                     Plus

0.50% of the first                                          $100,000,000, plus
0.45% of the next                                           $100,000,000, plus
0.40% of the next                                           $100,000,000, plus
0.35% of the next                                           $100,000,000, plus
0.30% of the next                                           $100,000,000, plus
0.25% of amounts over                                       $500,000,000;

and (2) an amount equal to the amount of reimbursable expenses of Keystone Management accrued during such calendar month.


     Pursuant to its Investment Management Agreement with the Fund (the "Management Agreement"), Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone and has entered into an Investment Advisory Agreement with Keystone (the "Investment Advisory Agreement"), under which Keystone provides investment advisory and management services to the Fund. Services performed by Keystone Management generally include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Code, (b) tax treatment of the Fund's portfolio investments,
(c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; and
(3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains.

INVESTMENT ADVISER
     Keystone, the Fund's investment adviser, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly known as Keystone Group, Inc.) ("Keystone Investments"), 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     Keystone Investments is a private corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.


     Pursuant to the Investment Advisory Agreement, Keystone receives for its services an annual fee representing 85% of the management fee received by Keystone Management under the Management Agreement.


     For the fiscal year ended December 31, 1995, the Fund paid or accrued to Keystone Management investment management fees of $5,327,202, which represented 0.44% of the Fund's average net assets. Of such amount paid to Keystone Management, $4,528,122 was paid to Keystone for its services to the Fund. In addition, the Fund reimbursed Keystone Management $736,118, which represented 0.06% of the Fund's average net assets, in connection with reimbursable expenses paid by Keystone Management on behalf of the Fund under the Management Agreement. For the fiscal year ended December 31, 1995, the total fee paid to Keystone Management by the Fund for investment management and administrative services fees was $6,063,320, which represented 0.50% of the Fund's average net assets.

     The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

FUND EXPENSES
     In addition to the investment advisory and management fees discussed above, the principal expenses that the Fund is expected to pay include, but are not limited to, expenses of its transfer agent, its custodian and its independent auditors; expenses under its Distribution Plan; fees of its Independent Trustees; expenses of shareholders' and Trustees' meetings; fees payable to government agencies, including registration and qualification fees of the Fund and its shares under federal and state securities laws; expenses of preparing, printing and mailing Fund prospectuses, notices, reports and proxy material; and certain extraordinary expenses. In addition to such expenses, the Fund pays its brokerage commissions, interest charges and taxes. For the fiscal year ended December 31, 1995, the Fund paid 0.95% of its average net assets in expenses.

     During the fiscal year ended December 31, 1995, the Fund paid or accrued to Keystone Investments $21,661 for certain accounting services and to Keystone Investor Resource Center, Inc. ("KIRC"), the Fund's transfer and dividend disbursing agent, $1,433,700 for certain shareholder services.

PORTFOLIO MANAGER
     Betsy A. Blacher has been the Fund's Portfolio Manager since 1991. She is a Keystone Senior Vice President and Senior Portfolio Manager and has more than 17 years of investment experience.

SECURITIES TRANSACTIONS
     Under policies established by the Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may consider the number of shares of the Fund sold by such broker-dealers. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone Management, Keystone, the Fund's principal underwriter or their affiliates.

PORTFOLIO TURNOVER
     The Fund's portfolio turnover rates for the fiscal years ended December 31, 1995 and 1994 were 56% and 84%, respectively. For further information about brokerage and distributions, see the statement of additional information.


------------------------------------------------------------------------------
HOW TO BUY SHARES
------------------------------------------------------------------------------

     You may purchase shares of the Fund from any broker-dealer that has a selling agreement with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter. The Principal Underwriter, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     In addition, you may open an account for the purchase of shares of the Fund by mailing to the Fund, c/o Keystone Investor Resource Center, Inc., P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. Or you may telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investment in the Fund's shares in any amount may be made by check, by wiring federal funds or by an electronic funds transfer ("EFT").

     The Fund's shares are sold at the net asset value per share next computed after the Fund receives the purchase order. The initial purchase must be at least $1,000. There is no minimum for subsequent purchases. Purchase payments are fully invested at net asset value. There are no sales charges on purchases of Fund shares at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE
     With certain exceptions, when shares are redeemed within four calendar years after their purchase, a deferred sales charge may be imposed at rates ranging from a maximum of 4% of amounts redeemed during the calendar year of purchase to 1% of amounts redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter or on shares purchased through reinvestment of dividends and distributions. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the shareholder. To the extent permitted by NASD rules, the deferred sales charge is paid to the Principal Underwriter.

     The contingent deferred sales charge is a declining percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the total cost of such shares. No deferred sales charge is imposed when a shareholder redeems amounts derived from (1) increases in the value of his account above the total cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; or (3) shares held in all or part of more than four consecutive calendar years.

     In determining whether a contingent deferred sales charge is payable and, if so, the percentage charge applicable, it is assumed that shares held the longest are the first to be redeemed. There is no deferred sales charge imposed on permitted exchanges of shares between funds in the Keystone Fund Family that have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. When shares of one such fund have been exchanged for shares of another such fund, for purposes of any future contingent deferred sales charge, the calendar year of purchase of the shares being exchanged is deemed to be the year shares being acquired by exchange were originally purchased.

     In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an automatic withdrawal plan of up to 1 1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

WAIVER OF DEFERRED SALES CHARGE
     Shares also may be sold, to the extent permitted by applicable law, at net asset value without the payment of commissions or the imposition of a deferred sales charge to (1) certain officers, Directors, Trustees and employees of the Fund, Keystone Management, Keystone and certain of their affiliates; (2) registered representatives of firms with dealer agreements with the Principal Underwriter; and (3) a bank or trust company acting as trustee for a single account. For more details, see the statement of additional information.

------------------------------------------------------------------------------
DISTRIBUTION PLAN
------------------------------------------------------------------------------

     The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (approximately 1.25% annually) of the average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. The NASD currently limits such annual expenditures to 1%, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

     Payments under the Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Fund shares sold and (2) as shareholder service fees in respect to shares maintained by the recipients on the Fund's books for specified periods. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitations referred to above. The Principal Underwriter generally reallows to brokers or others a commission equal to 4% of the price paid for each Fund share sold. In addition, the Principal Underwriter generally reallows to brokers or others a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipients on the books of the Fund for specified periods.

     If the Fund is unable to pay the Principal Underwriter a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, the Principal Underwriter intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay or accrue commissions and service fees to dealers in excess of the amount it currently receives from the Fund. While the Fund is under no contractual obligation to pay the Principal Underwriter for advances made by the Principal Underwriter in excess of the Distribution Plan limitation, the Principal Underwriter intends to seek full payment of such charges from the Fund (together with interest at the rate of prime plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. The Principal Underwriter currently intends to seek payment of interest only on such charges paid or accrued by the Principal Underwriter subsequent to July 7, 1992. If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan. If the Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

     During the fiscal year ended December 31, 1995, the Fund recovered $684,386 in contingentdeferred sales charges. During the same year, the Fund paid the Principal Underwriter $4,719,697 under the Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of contingent deferred sales charges, was $4,035,311. During the same year, the Principal Underwriter paid commissions on new sales and service fees to dealers and others of $3,962,258.


     The amounts and purposes of expenditures under the Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the operation of the Distribution Plan and may require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. If such costs are not limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.


     The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on such amendment.


     While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

     Whether any expenditure under the Distribution Plan is subject to a state expense limit depends upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Fund's total operating expenses for purposes of determining compliance with state expense limits.


ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
     Upon written notice to dealers, the Principal Underwriter, at its own expense, may periodically sponsor programs which offer additional compensation in connection with sales of Fund shares. Participation in such programs may be available to all dealers or to selected dealers who have sold or are expected to sell significant amounts of shares. Additional compensation may also include financial assistance to dealers in connection with preapproved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency, such as the NASD.

     The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to 0.25% of the value of shares sold by such dealer.

     The Principal Underwriter may also pay banks and other financial service firms that facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of payments made allowable to dealers for the sale of such shares, as described above.

     The Glass-Steagall Act currently limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

------------------------------------------------------------------------------
HOW TO REDEEM SHARES
------------------------------------------------------------------------------
REDEMPTION OF SHARES IN GENERAL
     Fund shares may be redeemed for cash at the redemption value upon written order by the shareholder(s) to the Fund, c/o Keystone Investor Resource Center, Inc., Box 2121, Boston, Massachusetts 02106-2121, and presentation to the Fund of a properly endorsed share certificate, if certificates have been issued.

     The redemption value equals the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption. The Fund computes the redemption value at the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Payment of the amount due on redemption, less any applicable deferred sales charge, will be made within seven days thereafter, except as discussed herein.

     The Fund may impose a deferred sales charge at the time of redemption of certain shares as explained in "How to Buy Shares." If imposed, the Fund deducts the deferred sales charge from the redemption proceeds otherwise payable to the shareholder.

     You may also redeem your shares through broker-dealers. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from dealers and will calculate the net asset value on the same terms as orders for the purchase of shares received from broker dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds, less any applicable deferred sales charge, to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fees for this service.

REDEMPTION OF SHARES IN GENERAL

     At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days or more. Any delay may be avoided by purchasing shares either with a certified check drawn on a U.S. bank or by bank wire of funds. Although the mailing of a redemption check or the wiring of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the mailing of a redemption check has been delayed, the check will be mailed promptly after good payment has been collected.

     If the Fund receives a redemption or repurchase order, but the shareholder has not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from the shareholder and process the order the day it receives such information.

     For the protection of shareholders, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND KIRC'S POLICIES. The Fund and KIRC may not only waive this requirement, but may also require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less where the account address of record has been the same for a minimum period of 30 days. The Fund and KIRC reserve the right to withdraw this waiver at any time.

TELEPHONE REDEMPTIONS
     Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. To engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.

     In order to insure that instructions received by KIRC are genuine, you will be asked to verify certain criteria specific to your account when you initiate a telephone transaction. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

     If the redemption proceeds are less than $2,500, they will be mailed by check. If they are $2,500 or more, they will be mailed, wired or sent by EFT to your previously designated bank account as you direct. If you do not specify how you wish your redemptions proceeds to be sent, they will be mailed by check.

     If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker as set forth above.

SMALL ACCOUNTS
     Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No contingent deferred sales charges are applied to such redemptions.

GENERAL

     The Fund reserves the right, at any time, to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.


     Except as otherwise noted, neither the Fund, KIRC nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over KARL or by telephone. KIRC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, KIRC nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that KIRC reasonably believes to be genuine.

     The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission, for the protection of shareholders, so orders.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

     Details on all shareholder services may be obtained from KIRC, by writing or by calling toll free 1-800-343-2898.


KEYSTONE AUTOMATED RESPONSE LINE
     KARL offers shareholders specific fund account information and price and yield quotations as well as the ability to effect account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll-free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
     A shareholder who has obtained the appropriate prospectus may exchange shares of the Fund for shares of any of the other funds in the Keystone Fund Family, on the basis of their respective net asset values by calling toll free 1-800-343-2898 or by writing KIRC at Box 2121, Boston, Massachusetts 02106-2121. (See "How to Redeem Shares" for additional information on telephone transactions.)

     Fund shares purchased by check may be exchanged for shares of any fund in the Keystone Fund Family other than Keystone Precious Metal Holdings, Inc. ("KPMH"), after 15 days, provided good payment for the purchase of Fund shares has been collected. In order to exchange Fund shares for shares of KPMH, a shareholder must have held Fund shares for a period of at least six months. You may exchange your shares for another Keystone fund for a $10 fee by calling or writing to Keystone. The exchange fee will be waived for individual investors who make an exchange using KARL. If the shares being tendered for exchange have been held for less than four years and are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right, after 60 days' notice to shareholders, to terminate this exchange offer or to change its terms, including the right to change the fee for any exchange.

     Orders to exchange shares of the Fund for shares of Keystone Liquid Trust ("KLT") will be executed by redeeming the shares of the Fund and purchasing shares of KLT at the net asset value of KLT shares determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. eastern time on any day the funds are open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.


     An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

     An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the fund being acquired. An exchange constitutes a sale for federal income tax purposes.

     The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.


AUTOMATIC INVESTMENT PLAN
     Shareholders may take advantage of investing on an automatic basis by establishing an automatic investment plan. Funds are drawn on a shareholder's checking account monthly and used to purchase Fund shares.

SYSTEMATIC INCOME PLAN
     Under a Systematic Income Plan, shareholders may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1% per month or 3% per quarter of the total net asset value of the Fund shares in the shareholder's account when the Systematic Income Plan is opened. Fixed withdrawal payments are not subject to a deferred sales charge. Excessive withdrawals may decrease or deplete the value of a shareholder's account.


OTHER SERVICES
     Under certain circumstances shareholders may, within 30 days after a redemption, reinstate their accounts at current net asset value.


------------------------------------------------------------------------------
PERFORMANCE DATA
------------------------------------------------------------------------------
     From time to time, the Fund may advertise "total return," "current yield" and "tax equivalent yield." ALL FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return refers to the Fund's average annual compounded rates of return over specified periods determined by comparing the initial amount invested to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of all recurring charges, if any, applicable to all shareholder accounts. The deduction of the contingent deferred sales charge is reflected in the applicable years. The exchange fee is not included in the calculation.


     Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

     Tax equivalent yield is, in general, the current yield divided by a factor equal to one minus a stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after-tax basis a tax exempt yield.


     The Fund may include comparative performance information in advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., CDS-Weisenberger and Value Line or other financial and industry publications.

------------------------------------------------------------------------------
FUND SHARES
------------------------------------------------------------------------------
     The Fund currently issues one class of shares, which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shareholders of the Fund are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. The Fund may establish additional classes or series of shares.

     The Fund does not have annual meetings. The Fund will have special meetings from time to time as required under its Declaration of Trust and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting as prescribed by Section 16(c) of the 1940 Act.

     Under Massachusetts law it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------
     KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142-1515, is a wholly owned subsidiary of Keystone and serves as the Fund's transfer agent and dividend disbursing agent.

     When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon written notice to those shareholders the Fund intends, when an annual report or semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

     Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                      ADDITIONAL INVESTMENT INFORMATION

CORPORATE AND MUNICIPAL BOND RATINGS

S&P CORPORATE AND MUNICIPAL BOND RATINGS

A.  MUNICIPAL NOTES

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment:

     1. amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note); and

     2. source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note ratings are as follows:

     1. SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     2. SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

     3.  SP-3 -- Speculative capacity to pay principal and interest.

B.  TAX EXEMPT DEMAND BONDS

     S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP -- 1+/A-1+").

C.  CORPORATE AND MUNICIPAL BOND RATINGS

     An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

     The ratings are based, in varying degrees, on the following considerations:

     1. likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. nature of and provisions of the obligation; and

     3. protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon, failure of such completion.

D.  BOND RATINGS

     Bond ratings are as follows:

     1. AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS
A.  MUNICIPAL NOTES

     A Moody's rating for municipal short-term obligations will be designated Moody's Investment Grade or ("MIG"). These ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and the short-term cyclical elements are critical in short-term ratings.

     A short-term rating may also be assigned on issues with a demand feature -- variable rate demand obligation ("VRDO"). Such ratings will be designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on the external liquidity.

     The note ratings are as follows:

     1. MIG1/VMIG1 This designation denotes the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     2. MIG2/VMIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     3. MIG3/VMIG3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     4. MIG4/VMIG4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

B.  CORPORATE AND MUNICIPAL BOND RATINGS

     1. Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     2. Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

     3. A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     4. Baa -- Bonds rated Baa are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Con. (--) -- Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experience, (3) rentals that begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Those municipal bonds in the Aa, A, and Baa groups that Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, and Baa 1.

FITCH CORPORATE AND MUNICIPAL RATINGS
A.  MUNICIPAL NOTES
     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally three years or less. These include commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     The note ratings are as follows:

     1. F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     2. F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     3. F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the two higher ratings.

     4. F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

B.  CORPORATE AND MUNICIPAL BOND RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) OR MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

     A CONDITIONAL rating is premised on the successful completion of a project or the occurrence of a specific event.

     Debt rated BB, B, CCC, CC and C by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C1 by S&P is debt (income bonds) on which no interest is being paid. Debt rated D by S&P is in default and payment of interest and/ or repayment of principal is in arrears. Bonds that are rated CAA by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca by Moody's represent obligations that are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds that are rated C by Moody's are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated BB, B, CCC, CC, and C by Fitch is regarded as speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C represents the highest degree of speculation. Debt rated DDD, DD, and D are in default on interest and/or principal payments.


DESCRIPTIONS OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES AVAILABLE TO THE FUND
     The Fund may engage in the following investment practices to the extent described in the prospectus and statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS

     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS
     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES
     Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes acquired by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper discussed in the statement of additional information.

REPURCHASE AGREEMENTS
     The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be creditworthy. Such persons must be registered as U.S. government securities dealers with appropriate regulatory organizations. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value being determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Fund only intends to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book entry system. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees has established procedures to evaluate the creditworthiness of each party with whom the Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. Borrowing and reverse repurchase agreements magnify the potential for gain or loss on the portfolio securities of the Fund and, therefore, increase the possibility of fluctuation in the Fund's net asset value. Such practices may constitute leveraging. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. The staff of the Securities and Exchange Commission ("SEC") has taken the position that a fully secured or collateralized reverse repurchase agreement is not subject to the percentage limit on borrowings imposed under Section 18 of the 1940 Act.


"WHEN ISSUED" SECURITIES
     The Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

LOANS OF SECURITIES TO BROKER-DEALERS
     The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

DERIVATIVES
     The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

     Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Keystone is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objectives and policies.

     Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

     There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures, is provided later in this section and is provided in the Fund's statement of additional information.

     Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

     While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

OPTIONS TRANSACTIONS
     WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

     The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities which are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. However, the Fund does not expect that this will occur.

     The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

     PURCHASING OPTIONS. The Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series.

     If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying security or dispose of assets held in a segregated account until the options expire or are exercised.

     An option position may be closed out only in a secondary market for an option of the same series. Although the Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.

     Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.

     OPTIONS TRADING MARKETS. Options in which the Fund will trade generally are listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in this prospectus and in the statement of additional information.

     The staff of the SEC is of the view that the premiums that the Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its investment restriction relating to illiquid investments.

FUTURES TRANSACTIONS
     The Fund may enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

     The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. The Fund intends to purchase futures contracts in order to establish what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

     The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

     The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

     Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Fund's futures position and the securities or currencies held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

     The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in its prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS
     As discussed above, if permitted by its investment policies, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

     As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

VARIABLE AND FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

     If permitted by its investment policies, the Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

INVERSE FLOATING RATE SECURITIES. If permitted by its investment policies, the Fund may also invest in securities with rates that move inversely to market rates ("inverse floaters"). An inverse floater bears an interest rate that resets in the opposite direction of the change in a specified interest rate index. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters tend to exhibit greater price volatility than fixed-rate bonds of similar maturity and credit quality. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Moreover, the secondary market for inverse floaters may be limited in rising interest rate environments.

     An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value.

STRUCTURED SECURITIES. Structured securities generally represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

                                    KEYSTONE
                                  FUND FAMILY
                                       **
                            Quality Bond Fund (B-1)
                          Diversified Bond Fund (B-2)
                          High Income bond Fund (B-4)
                              Balanced Fund (K-1)
                          Strategic Growth Fund (K-2)
                          Growth and Income Fund (S-1)
                           Mid-Cap Growth Fund (S-3)
                        Small Company Growth Fund (S-4)
                               International Fund
                            Precious Metals Holdings
                                 Tax Free Fund

                                  Liquid Trust


[LOGO] KEYSTONE
       INVESTMENTS

Keystone Investment Distributors Company
200 Berkeley Street
Boston, Massachusetts 02116-5034
                                  [RECYCLE LOGO]

KTFF-P 4/96
8.1M



                                    KEYSTONE

                                    TAX FREE
                                      FUND



                                     [LOGO]
                                 PROSPECTUS AND
                                  APPLICATION

                             KEYSTONE TAX FREE FUND

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                             KEYSTONE TAX FREE FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 12, 1996

         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Tax Free Fund dated April 12, 1996. A copy of the prospectus may be obtained from Keystone Investment Distributors Company (formerly known as Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter, 200 Berkeley Street, Boston, Massachusetts 02116-5034 or your broker-dealer.


--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                      Page


                  The Fund's Objective and Policies                     2
                  Investment Restrictions                               2
                  Valuation of Securities                               5
                  Sales Charges                                         5
                  Distribution Plan                                     8
                  The Declaration of Trust                             10
                  Investment Manager                                   11
                  Investment Adviser                                   14
                  Trustees and Officers                                16
                  Principal Underwriter                                20
                  Brokerage                                            21
                  Standardized Total Return and Yield Quotations       23

                  Additional Information                               24
                  Appendix                                             A-1
                  Financial Statements                                 F-1
                  Independent Auditors' Report                         F-22

--------------------------------------------------------------------------------
                        THE FUND'S OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
         The Fund is an open-end diversified management investment company. The Fund's investment objective is to provide shareholders with the highest possible current income, exempt from federal income taxes, while preserving capital. The Fund invests primarily in municipal bonds, but also may invest in certain other securities as described in the Appendix hereto and the "Additional Investment Information" section of the Fund's prospectus.
--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
         None of the restrictions enumerated in this paragraph may be changed without a vote of the holders of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")).

The Fund shall not do the following:

         (1) purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (2) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

         (3) borrow money, except that the Fund may (a) borrow money from banks for emergency or extraordinary purposes in aggregate amounts up to one-third of its net assets, and (b) enter into reverse repurchase agreements;

         (4) pledge, mortgage or hypothecate its assets except to secure indebtedness permitted by subparagraph (3) above, with pledged assets to be no more than 15% of its total assets; the Fund understands that pledges in excess of approximately 6% of its net assets would result in its inability to sell additional shares in one state; however, the Fund has no present intention of exceeding this limit;

         (5) purchase any security other than United States ("U.S.") government securities of any issuer if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities; governmental issuers of municipal bonds are not regarded as members of an industry and the Fund may invest more than 25% of its assets in industrial development bonds;

         (6) purchase any security, other than U.S. government securities, if as a result more than 5% of the Fund's total assets would be invested in securities of the issuer, or the Fund would hold more than 10% of the voting securities of the issuer;

         (7) invest for the purpose of exercising control over or management of any company;

         (8) invest in securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction approved by the Fund's shareholders;

         (9) purchase or sell commodities or commodity contracts or real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and may engage in currency or other financial futures and related options transactions;

         (10) act as an underwriter except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or purchase securities which are not readily marketable except for repurchase agreements;

         (11) purchase or retain securities of an issuer if, to the knowledge of the Fund, an officer, Trustee or Director of the Fund or Keystone owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, Trustees and Directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities;

         (12) purchase securities of any issuer if the person responsible for payment, together with any predecessor, has been in operation for less than three years if, as a result, the aggregate of such investments would exceed 5% of the Fund's total assets; provided, however, that this restriction shall not apply to U.S. government securities or to any obligation the payment of which involves the credit and taxing power of any person authorized to issue municipal bonds;

         (13) invest in interests in oil, gas or other mineral exploration or development programs;

         (14) make loans, except to the extent that the purchase of debt instruments or repurchase agreements may be deemed to be loans; repurchase agreements maturing in more than seven days will not exceed 10% of the Fund's total assets; and

         (15) purchase securities of foreign issuers.

         The foregoing percentage restrictions will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. For the purpose of limitations (5) and (6), the Fund will treat each state, territory and possession of the U.S., the District of Columbia and, if its assets and revenues are separate from those of the entity or entities creating it, each political subdivision, agency and instrumentality of any one (or more, as in the case of a multistate authority or agency) of the foregoing as an issuer of all securities that are backed primarily by its assets or revenues; each company as an issuer of all securities that are backed primarily by its assets or revenues; and each of the foregoing entities as an issuer of all securities that it guarantees; provided, however, that for the purpose of limitation (6) no entity shall be deemed to be an issuer of a security that it guarantees so long as no more than 10% of the Fund's total assets (taken at current value) are invested in securities guaranteed by the entity and securities of which it is otherwise deemed to be an issuer.

         The Fund does not presently intend to invest more than 25% of its total assets in (1) municipal bonds of a single state and its subdivisions, agencies and instrumentalities; of a single territory or possession of the U.S. and its subdivisions, agencies or instrumentalities; or of the District of Columbia and any subdivision, agency or instrumentality thereof; or (2) municipal bonds the payment of which depends on revenues derived from a single facility or similar types of facilities. Since certain municipal bonds may be related in such a way that an economic, business or political development or change affecting one such security could likewise affect the other securities, a change in this policy could result in increased investment risk, but no change is presently contemplated. The Fund may invest more than 25% of its total assets in industrial development bonds.


         Notwithstanding the eighth investment restriction enumerated above or any of the other limitations above, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund. See "Fund Objective and Policies" in the prospectus.

         Although not a fundamental restriction or policy requiring a shareholders' vote to change, the Fund has undertaken to a state securities authority that the Fund will not invest more than 15% of its total assets in the securities of issuers, which together with any predecessors, have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.



--------------------------------------------------------------------------------
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------

         The Fund believes that reliable market quotations generally are not readily available for purposes of valuing municipal bonds. As a result, depending on the particular municipal bonds owned by the Fund, it is likely that most of the valuations for such bonds will be based upon their fair value determined under procedures that have been approved by the Fund's Board of Trustees. The Fund's Board of Trustees has authorized the use of a pricing service to determine the fair value of its municipal bonds and other securities.

         Non-tax exempt securities for which market quotations are readily available are valued on a consistent basis at that price quoted that, in the opinion of the Board of Trustees or the person designated by the Board of Trustees to make the determination, most nearly represents the market value of the particular security. Short-term investments that are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value; and short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market and which, in any case, reflects fair value as determined by the Board of Trustees. Any securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith using methods prescribed by the Fund's Board of Trustees.


--------------------------------------------------------------------------------
                                  SALES CHARGES
--------------------------------------------------------------------------------


         In order to reimburse the Fund for certain expenses relating to the sale of its shares (see "Distribution Plan"), a deferred sales charge may be imposed at the time of redemption of certain Fund shares within four calendar years after their purchase. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the shareholder. To the extent permitted by National Association of Securities Dealers, Inc. ("NASD") rules, the deferred sales charge attributable is paid to the Principal Underwriter. Accordingly, for the fiscal year ended December 31, 1995, the Fund retained $684,386 and the Principal Underwriter received $95,377 in deferred sales charges.


         The contingent deferred sales charge is a declining percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the total cost of such shares. No contingent deferred sales charge is imposed when the shareholder redeems amounts derived from (1) increases in the value of his account above the total cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; or (3) shares held in all or part of more than four consecutive calendar years.

         Subject to the limitations stated above, the Fund imposes the contingent deferred sales charge according to the following schedule: 4% of amounts redeemed during the calendar year of purchase; 3% of amounts redeemed during the calendar year after the year of purchase; 2% of amounts redeemed during the second calendar year after the year of purchase; and 1% of amounts redeemed during the third calendar year after the year of purchase. No contingent deferred sales charge is imposed on amounts redeemed thereafter.

         The following example illustrates the operation of the contingent deferred sales charge. Assume that an investor makes a purchase payment of $10,000 during the calendar year 1996 and on a given date in 1997 the value of the investor's account has grown through investment performance and reinvestment of distributions to $12,000. On such date in 1997, the investor could redeem up to $2,000 ($12,000 minus $10,000) without incurring a deferred sales charge. If, on such date, the investor should redeem $3,000, a deferred sales charge would be imposed on $1,000 of the redemption (the amount by which the investor's account was reduced by the redemption below the amount of the initial purchase payment). The charge would be imposed at the rate of 3% because the redemption is made during the calendar year after the calendar year of purchase, for a total deferred sales charge of $30.


         In determining whether a contingent deferred sales charge is payable and, if so, the percentage charge applicable, it is assumed that shares held the longest are the first to be redeemed. There is no contingent deferred sales charge on exchanges of shares between funds in the Keystone Fund Family that have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. Moreover, when shares of one such fund have been exchanged for shares of another such fund, the calendar year of purchase of the shares being exchanged, for purposes of calculating any future deferred sales charges, is deemed to be the year shares being acquired by exchange were originally purchased.

         Shares also may be sold, to the extent permitted by applicable law, regulations, interpretations or exemptions, at net asset value without the imposition of a deferred sales charge upon redemption of shares by (1) officers, Directors, Trustees, full-time employees and sales representatives of the Keystone Management, Inc. ("Keystone Management"), Keystone Investment Management Company (formerly known as Keystone Custodian Funds, Inc.) ("Keystone"), Keystone Investments, Inc. (formerly known as Keystone Group, Inc.) ("Keystone Investments"), their subsidiaries and the Principal Underwriter who have been such for not less than ninety days; and (2) the pension and profit-sharing plans established by such companies, their subsidiaries and affiliates, for the benefit of their officers, Directors, Trustees, full-time employees and sales representatives, provided, however, that all such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         No contingent deferred sales charge is imposed on a redemption of shares of the Fund purchased by a bank or trust company in a single account in the name of such bank or trust company as trustee, if the initial investment in shares of the Fund, any other fund in the Keystone Fund Family, Keystone Precious Metals Holdings, Inc., Keystone International Fund Inc., Keystone Liquid Trust and/or any Keystone America Fund is at least $500,000 and any commission paid by the Fund and such other funds at the time of such purchase is not more than 1% of the amount invested.


         In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 591/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an automatic withdrawal plan of up to 11/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

REDEMPTION OF SHARES

         The fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption in any 90 day period by any one shareholder up to the lesser of $250,000 or 1% of the Fund's assets.


--------------------------------------------------------------------------------
                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------


         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund to use their assets to bear the expenses of distributing their shares, if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1. The Fund bears some of the costs of selling its shares under a Distribution Plan adopted on June 1, 1983 pursuant to Rule 12b-1 (the "Distribution Plan").

         The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (approximately 1.25% annually) of the average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. The NASD currently limits such annual expenditures to 1%, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charge paid by shareholders to the Principal Underwriter).


         Payments under the Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers)
(1) as commissions for Fund shares sold and (2) as shareholder service fees in respect to shares maintained by the recipients and outstanding on the Fund's books for specified periods. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitations referred to above. The Principal Underwriter generally reallows to brokers or others a commission equal to 4% of the price paid for each Fund share sold as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipients and outstanding on the books of the Fund for specified periods.

         If the Fund is unable to pay the Principal Underwriter a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, the Principal Underwriter intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay commissions and service fees to dealers in excess of the amount it currently receives from the Fund. While the Fund is under no contractual obligation to reimburse the Principal Underwriter for advances made by the Principal Underwriter in excess of the Distribution Plan limitation, the Principal Underwriter intends to seek full payment of such amounts from the Fund (together with interest at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. The Principal Underwriter currently intends to seek payment of interest only on such charges paid or accrued by the Principal Underwriter subsequent to July 7, 1992. If the Fund's Independent Trustees authorize such payments, the effect will be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan. If the Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limit specified above. In addition, the amounts and purposes of expenditures under the Distribution Plan must be reported to the Fund's Independent Trustees quarterly. The Fund's Independent Trustees may require or approve changes in the implementation or operation of the Distribution Plan, and may also require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. If such costs are not limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.

         The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by the votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

         While the Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         During the fiscal year ended December 31, 1995, the Fund paid the Principal Underwriter $4,719,697 under the Distribution Plan. For the same year, the Principal Underwriter received $757,439, after payments of commissions on new sales and service fees to dealers and others of $3,962,258.

         Whether any expenditure under the Distribution Plan is subject to a state expense limit will depend upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Fund's total operating expenses for purposes of determining compliance with state expense limits.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plan have benefited the Fund.


--------------------------------------------------------------------------------
                              DECLARATION OF TRUST
--------------------------------------------------------------------------------

         The Fund is a Massachusetts business trust originally established under a Declaration of Trust dated April 12, 1977, as amended and restated on July 27, 1993 (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest and the creation of additional series and/or classes of series of Fund shares. Each share represents an equal proportionate interest in the Fund with each other share of that class. Upon litigation, shares are entitled to a pro rata share in the net assets of their class of Fund shares. Shareholders shall have no preemptive or conversion rights. Shares are transferable. The Fund currently intends to issue only one class of shares.

SHAREHOLDER LIABILITY


         Pursuant to court decisions or other theories of law, shareholders of a Massachusetts business trust could possibly be held personally liable as partners for the obligations of the Fund. The possibility of Fund shareholders incurring financial loss for that reason appears remote, however, because the Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (2) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.


VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. There shall be no cumulative voting in the election of Trustees.

         After meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law or until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholder's meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely unless otherwise required by law and may appoint successor Trustees. A Trustee may cease to hold office or may be removed from office (as the case may be) (1) at any time by a two-thirds vote of the remaining Trustees;
(2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by any reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.


--------------------------------------------------------------------------------
                               INVESTMENT MANAGER
--------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as investment manager to the Fund. As investment manager, Keystone Management is responsible for the overall management of the Fund's business and affairs. Keystone Management, organized in 1989, is a wholly-owned subsidiary of Keystone and its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to each of the other funds in the Keystone Fund Family and to certain other funds in the Keystone Investments Family of Funds.

         Except as otherwise noted below, pursuant to an Investment Management Agreement with the Fund (the "Management Agreement") and subject to the supervision of the Fund's Board of Trustees, Keystone Management manages and administers the operation of the Fund and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objectives and restrictions. The Management Agreement stipulates that Keystone Management shall provide office space and all necessary office facilities, equipment and personnel in connection with its services under the Management Agreement. The Management Agreement also stipulates that Keystone Management shall pay or reimburse the Fund for the compensation of Fund officers and Trustees who are affiliated with the investment manager as well as pay all expenses of Keystone Management incurred in connection with the provision of its services. All charges and expenses other than those specifically referred to as being borne by Keystone Management will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of the Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Distribution Plan; taxes and trust fees payable to governmental agencies; the cost of share certificates; fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission (sometimes referred to herein as the "SEC" or the "Commission") or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for its Independent Trustees on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund; provided, however, that Keystone Management pays all charges and expenses relating to these items subject to reimbursement by the Fund.

         The Management Agreement permits Keystone Management to enter into an agreement with Keystone or another investment adviser, under which Keystone or such other investment adviser, as investment adviser, will provide substantially all the services to be provided by Keystone Management under the Management Agreement. The Management Agreement also permits Keystone Management to delegate to Keystone or another investment adviser substantially all of the investment manager's rights, duties and obligations under the Management Agreement.

         Services performed by Keystone Management include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code,
(b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains; and (4) storing documents relating to the Fund's activities.

         The Fund pays Keystone Management at the end of each calendar month a fee for its services consisting of (1) an amount calculated as set forth below:

ANNUAL                                                      AGGREGATE NET
MANAGEMENT                                                  ASSET VALUE OF THE
FEE                                INCOME                   SHARES OF THE FUND
--------------------------------------------------------------------------------
                             2.0% of Gross Dividend
                               and Interest Income
                                      Plus
0.50%    of the first                                       $100,000,000, plus
0.45%    of the next                                        $100,000,000, plus
0.40%    of the next                                        $100,000,000, plus
0.35%    of the next                                        $100,000,000, plus
0.30%    of the next                                        $100,000,000, plus
0.25%    of amounts over                                    $500,000,000; and

(2) an amount equal to Keystone Management's reimbursable expenses accrued during such calendar month.

         The Fund is subject to certain state annual expense limitations, the most restrictive of which is as follows:

         2.5% of the first $30 million of Fund average net assets; 2.0% of the next $70 million of Fund average net assets; and 1.5% of Fund average net assets over $100 million.

         Capital charges and certain expenses, including a portion of the Fund's Distribution Plan expenses, are not included in the calculation of the state expense limitations. This limitation may be modified or eliminated in the future.

         As a continuing condition of registration of shares in a state, Keystone Management has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of certain percentages of the Fund's average daily net assets. However, Keystone Management is not required to make such reimbursements to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. This condition may be modified or eliminated in the future.

         The Management Agreement continues in effect only if approved at least annually by the Fund's Board of Trustees or by a vote of a majority of the outstanding shares, and such renewal has been approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated, without penalty, by the Fund's Board of Trustees or by a vote of a majority of outstanding shares on 60 days' written notice to Keystone, and by Keystone on 90 days' written notice to the Fund. The Management Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         For additional discussion of fees paid to Keystone Management, see "Investment Adviser" below.


--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Pursuant to the Management Agreement, Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone and has entered into an Investment Advisory Agreement with Keystone (the "Advisory Agreement") under which Keystone provides investment advisory and management services to the Fund.

         Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Keystone Investments is a private corporation predominantly owned by current and former members of Keystone's management and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.

         Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee representing 85% of the management fee received by Keystone Management under the Management Agreement.

         Under the terms of the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone manages and administers the operation of the Fund, and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objective and restrictions. The Advisory Agreement stipulates that Keystone shall provide office space and all necessary office facilities, equipment and personnel in connection with its services under the Advisory Agreement and pay or reimburse the Fund for the compensation of Fund officers and Trustees who are affiliated with the investment manager. The Advisory Agreement also stipulates that Keystone shall pay all expenses of Keystone incurred in connection with the provision of its services. All charges and expenses other than those specifically referred to as being borne by Keystone will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Distribution Plan; taxes and trust fees payable to governmental agencies; the cost of share certificates, fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         During the fiscal year ended December 31, 1993, the Fund paid or accrued to Keystone Management investment management fees of $6,507,055, which represented 0.43% of the Fund's average net assets. Of such amount paid to Keystone Management, $5,530,997 was paid to Keystone for its services to the Fund. In addition, the Fund reimbursed Keystone Management $2,488,890, which represented 0.16% of the Fund's average net assets, in connection with reimbursable expenses paid by Keystone Management on behalf of the Fund. For the fiscal year ended December 31, 1993, the total fee paid to Keystone Management by the Fund for investment management and administrative services fees was $8,995,945, which represented 0.59% of the Fund's average net assets.

         During the fiscal year ended December 31, 1994, the Fund paid or accrued to Keystone Management investment management fees of $5,941,545, which represented 0.43% of the Fund's average net assets. Of such amount paid to Keystone Management, $5,050,313 was paid to Keystone for its services to the Fund. In addition, the Fund reimbursed Keystone Management $2,029,000, which represented 0.15% of the Fund's average net assets, in connection with reimbursable expenses paid by Keystone Management on behalf of the Fund. For the fiscal year ended December 31, 1994, the total fee paid to Keystone Management by the Fund for investment management and administrative services fees was $7,970,545, which represented 0.58% of the Fund's average net assets.


         During the fiscal year ended December 31, 1995, the Fund paid or accrued to Keystone Management investment management fees of $5,327,202, which represented 0.44% of the Fund's average net assets. Of such amount paid to Keystone Management, $4,528,122 was paid to Keystone for its services to the Fund. In addition, the Fund reimbursed Keystone Management $736,118, which represented 0.06% of the Fund's average net assets, in connection with reimbursable expenses paid by Keystone Management on behalf of the Fund. For the fiscal year ended December 31, 1995, the total fee paid to Keystone Management by the Fund for investment management and administrative services was $6,063,320, which represented 0.50% of the Fund's average net assets.


--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

         The Trustees of the Fund, their principal occupations and some of their affiliations over the last five years, and the officers of the Fund are as follows:


*ALBERT H. ELFNER, III: President, Chief Executive Officer and Trustees of the
     Fund; Chairman of the Board, President and Chief Executive Officer of Keystone Investments; President, Chief Executive Officer and Trustee or Director of all other funds in the Keystone Investments Family of Funds; Director, Chairman of the Board, and Chief Executive Officer of Keystone; Chairman of the Board and Director of Keystone Institutional Company, Inc. ("Keystone Institutional") and Keystone Fixed Income Advisors ("KFIA"); Director, Chairman of the Board, Chief Executive Officer and President of Keystone Management and Keystone Software Inc. ("Keystone Software"); Director and President of Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; Director of the Principal Underwriter, Keystone Investor Resource Center, Inc. ("KIRC"), and Fiduciary Investment Company, Inc. ("FICO"); Director of Boston Children's Services Association; Trustee of Anatolia College, Middlesex School, and Middlebury College; Member, Board of Governors of New England Medical Center; former Director and President of Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"); former Director and Vice President of Robert Van Partners, Inc. and former Trustee of Neworld Bank.

FREDERICK AMLING: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice); and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

*GEORGE S. BISSELL: Chairman of the Board and Trustee of the Fund; Director of
     Keystone Investments; Chairman of the Board and Trustee or Director of all other funds in the Keystone Investments Family of Funds; Director and Chairman of the Board of Hartwell Keystone; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Chairman of the Board and Chief Executive Officer of Keystone Investments; and former Chief Executive Officer of the Fund.


EDWIN D. CAMPBELL: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds;, Brown University; Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; former Executive Director, Coalition of Essential Schools and former Dean, School of Business, Adelphi University.


CHARLES F. CHAPIN: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, N.C).

LEROY KEITH, JR.: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

K. DUN GIFFORD: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman of the Board, Director and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments and Keystone.

F. RAY KEYSER, JR.: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Of Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc. and the Investment Company Institute; former Governor of Vermont; former Director and President, Associated Industries of Vermont; former Chairman and President, Vermont Marble Company; former Director of Keystone; and former Director and Chairman of the Board, Green Mountain Bank.

DAVID M. RICHARDSON: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc. and J & M Cumming Paper Co.

RICHARD J. SHIMA: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association and Enhanced Financial Services, Inc.; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President and Vice Chairman of The Travelers Corporation; and former Managing Director of Russell Miller, Inc. and former Member, Georgetown College Board of Advisors.

ANDREW J. SIMONS: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Family of Funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.


EDWARD F. GODFREY: Senior Vice President of the Fund; Senior Vice President of all other funds in the Keystone Investments Family of Funds; Director, Senior Vice President, Chief Financial Officer and Treasurer of Keystone Investments, the Principal Underwriter, Keystone Asset Corporation, Keystone Capital Corporation, Keystone Trust Company; Treasurer of Keystone Institutional and FICO; Treasurer and Director of Keystone Management and Keystone Software; Vice President and Treasurer of KFIA; Director of KIRC; former Treasurer and Director of Hartwell Keystone; former Treasurer of Robert Van Partners.


JAMES R. McCALL: Senior Vice President of the Fund; Senior Vice President of all other funds in the Keystone Investments Family of Funds; and President of Keystone.

CHRISTOPHER P. CONKEY: Vice President of the Fund; Vice President of certain other Funds in the Keystone Investments Family of Funds; and Senior Vice President of Keystone.

BETSY A. BLACHER: Vice President of the Fund; Vice President of certain other funds in the Keystone Investments Family of Funds; and Senior Vice President of Keystone.

J. KEVIN KENELY: Treasurer of the Fund; Treasurer of all other funds in the Keystone Investments Family of Funds; Vice President of Keystone Investments, Keystone, the Principal Underwriter, FICO and Keystone Software.


ROSEMARY D. VAN ANTWERP: Senior Vice President and Secretary of the Fund; Senior
     Vice President and Secretary of all other funds in the Keystone Investments Family of Funds; Senior Vice President, General Counsel and Secretary of Keystone; Senior Vice President, General Counsel, Secretary and Director of the Principal Underwriter, Keystone Management and Keystone Software; Senior Vice President and General Counsel of Keystone Institutional; Senior Vice President, General Counsel and Director of FICO and KIRC; Vice President and Secretary of KFIA; and Senior Vice President, General Counsel and Secretary of Keystone Investments, Keystone Asset Corporation, Keystone Capital Corporation and Keystone Trust Company; former Senior Vice President and Secretary of Hartwell Keystone and Robert Van Partners, Inc.


* This Trustee may be considered an "interested person" within the meaning of the 1940 Act.

         Mr. Elfner and Mr. Bissell are "interested persons" by virtue of their positions as officers and/or Directors of Keystone Investments and several of its affiliates including Hartwell Keystone, the Principal Underwriter and KIRC. Mr. Elfner and Mr. Bissell own shares of Keystone Investments. Mr. Elfner is Chairman of the Board, Chief Executive Officer and Director of Keystone Investments. Mr. Bissell is a Director of Keystone Investments.


         For the fiscal year ended December 31, 1995, none of the affiliated or Independent Trustees and officers of the Fund received any direct remuneration from the Fund. For the year ending December 31, 1995, fees paid to Independent Trustees on a fund complex wide basis (which included approximately 32 mutual funds) were approximately $450,716. On March 29, 1996, the Trustees and officers of the Fund, as a group, beneficially owned less than 1% of the Fund's then outstanding shares.


         The address of all the Fund's Trustees and officers is 200 Berkeley Street, Boston, Massachusetts 02116-5034.


--------------------------------------------------------------------------------
                              PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

         Pursuant to a Principal Underwriting Agreement (the "Underwriting Agreement"), Keystone Investment Distributors Company acts as the Fund's principal underwriter. The Principal Underwriter, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a Delaware corporation wholly-owned by Keystone.

         The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the Fund's shares. The Principal Underwriter may retain and employ representatives to promote distribution of the Fund's shares and may obtain orders from brokers, dealers and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Principal Underwriter will bear the expense of preparing, printing and distributing advertising, sales literature and prospectuses used by it. In its capacity as principal underwriter, the Principal Underwriter may receive payments from the Fund pursuant to the Fund's Distribution Plan.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved by (1) a majority of the Fund's Independent Trustees at least annually at a meeting called for that purpose and
(2) by vote of a majority of Trustees or by vote of a majority of the outstanding shares.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         From time to time, if, in the Principal Underwriter's judgment, it could benefit the sales of Fund shares, the Principal Underwriter may provide to selected dealers promotional materials and selling aids, including, but not limited to, personal computers, related software and Fund data files.

         For the fiscal year ended December 31, 1993 the Principal Underwriter earned commissions of $4,969,409 (amount represents commissions earned during the fiscal year ended December 31, 1993 and excludes recapture by the Principal Underwriter during said fiscal year of $4,272,087 in advances made during previous fiscal years) after paying commissions of $3,705,342 (amount represents sales commissions only and excludes $3,661,327 in maintenance fees paid during the fiscal year to retail dealers under the Distribution Plan.


         For the fiscal year ended December 31, 1994 the Principal Underwriter earned commissions of $9,126,418 after paying commissions of $4,197,774 to retail dealers under the Distribution Plan.

         During the fiscal year ended December 31, 1995, the Fund paid the Principal Underwriter $4,719,697 under the Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of deferred sales charges, was $4,035,311 (0.33% of the Fund's average daily net asset value during the period). During the year, the Principal Underwriter received $757,439 after payments of commissions on new sales and service fees to dealers and others of $3,962,258. See the "Distribution Plan."



--------------------------------------------------------------------------------
                                    BROKERAGE
--------------------------------------------------------------------------------

         It is the policy of the Fund, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Management weighs such considerations in determining the overall reasonableness of brokerage commissions paid.

         Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Fund, Keystone Management or Keystone is considered to be in addition to and not in lieu of services required to be performed by Keystone Management under the Management Agreement or Keystone under the Advisory Agreement. The cost, value and specific application of such information are indeterminable and cannot be practicably allocated among the Fund and other clients of Keystone Management or Keystone who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Management Agreement and the Advisory Agreement, Keystone Management and Keystone are permitted to pay higher brokerage commissions for brokerage and research services in accordance with
Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone Management and Keystone do follow such a practice, they will do so on a basis that is fair and equitable to the Fund.

         The Fund's securities transactions are generally principal transactions with the issuer of the security or with major underwriters and dealers for municipal bonds. Accordingly, the Fund does not pay significant brokerage commissions. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases from underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Fund may participate, if and when practicable, in group bidding for the purchase directly from an issuer of certain securities for the Fund's portfolio in order to take advantage of the lower purchase price available to members of such a group.

         Neither Keystone Management, Keystone nor the Fund intend to place securities transactions with any particular broker-dealer or group thereof. However, the Fund's Board of Trustees has determined that the Fund may consider sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution, including best price, described above.

         The policy of the Fund with respect to brokerage is and will be reviewed by the Fund's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         Investment decisions for the Fund are made independently by Keystone Management or Keystone from those of the other funds and investment accounts managed by Keystone Management or Keystone. It may frequently develop that the same investment decision is made for more than one fund. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more funds or accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula that is equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

         In no instance are portfolio securities purchased from or sold to Keystone Management, Keystone, the Principal Underwriter or any of their affiliated persons, as defined in the 1940 Act and rules and regulations issued thereunder.

         For the fiscal years ended December 31, 1993, 1994 and 1995, the Fund did not pay any brokerage commissions for securities transactions.


--------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
--------------------------------------------------------------------------------

         Total return quotations for the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over the one, five and ten year periods on a hypothetical $1,000 investment that would equate the initial amount invested to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the one, five or ten year periods.

         The cumulative total returns of the Fund for the one, five and ten years ended December 31, 1995 were 13.61% (including contingent deferred sales charge), 43.13% and 118.15%, respectively. The average annual total returns for the one, five and ten year periods ended December 31, 1995 were 13.61%, 7.44% and 8.11%, respectively.


         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The current yield for the 30-day period ended December 31, 1995 was 5.00%.

         Tax equivalent yield is, in general, the current yield divided by a factor equal to one minus a stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after tax-basis a tax exempt yield. The tax equivalent yield for an investor in the 31% federal tax bracket for the 30-day period ended December 31, 1995 was 7.25%.


         Any given yield or total return quotation should not be considered representative of the Fund's yield or total return for any future period.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian (the "Custodian") of all securities and cash of the Fund. The Custodian performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the independent auditors for the Fund.

         KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142, is a wholly-owned subsidiary of Keystone, and acts as transfer agent and dividend disbursing agent for the Fund.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.


         As of March 29, 1996, Merrill Lynch Pierce Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr. E., 3rd Floor, Jacksonville, FL 32246-6484 owned of record 3.56% of the Fund's outstanding shares.


         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this statement of additional information, or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.


         For information on taxes, particularly with respect to dividends and the Fund's qualifications as a registered investment company, please refer to the section of your prospectus entitled "Dividends and Taxes."


         The Fund's prospectus and this statement of additional information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                                 MUNICIPAL BONDS

         Municipal bonds include debt obligations issued by or on behalf of a state, a territory, or a possession of the United States, the District of Columbia or any political subdivision, agency or instrumentality thereof (for example, counties, cities, towns, villages, districts, authorities) to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds have been or may be issued by or on behalf of public authorities to finance certain privately operated facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon qualifies as exempt from federal income tax. The income of certain types of industrial development bonds used to finance certain privately operated facilities (qualified "private activity" bonds) issued after August 7, 1986, while exempt from federal income tax, is includable for purposes of the calculation of the alterative minimum tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of municipal bonds are "general obligation" and "limited obligation" or "revenue" bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation or revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, such as the user of the facility. Industrial development bonds that are municipal bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit quality of industrial development revenue bonds is usually directly related to the credit standing of the owner or user of the facilities. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

         The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investor Services, Inc. ("Fitch"), as described herein and in the prospectus, represent their opinions as to the quality of the municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, interest rate and rating may have different yields while municipal bonds of the same maturity and interest rate with different ratings may have the same yield. It should also be noted that the standards of disclosure applicable to and the amount of information relating to the financial condition of issuers of municipal bonds are not as extensive as those generally relating to corporations.

         Subsequent to its purchase by the Fund, an issue of municipal bonds or other investment may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but Keystone will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio.

         The ability of the Fund to achieve its investment objective is dependent upon the continuing ability of issuers of municipal bonds to meet their obligations to pay interest and principal when due. Obligations of issuers of municipal bonds, including municipal bonds issued by them, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its or their municipal bonds may be materially affected. In addition the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales including those by the Fund.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds, and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of the Fund's portfolio could be materially affected; in which event, the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

DESCRIPTION OF BOND RATINGS

         The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations that were previously fully federally tax exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist: (1) "public purpose" bonds, the income of which remains fully exempt from federal income tax; (2) qualified "private activity" industrial development bonds, the income of which, while exempt from federal income tax under Section 103 of the Internal Revenue Code, as amended (the "Code") is includable in the calculation of the federal alternative minimum tax; and (3) "private activity" (private purpose) bonds, the income of which is not exempt from federal income tax. The Fund will not invest in private activity (private purpose) bonds, and, except as described under "Other Eligible Securities," will not invest in qualified "private activity" industrial development bonds.

                      CORPORATE AND MUNICIPAL BOND RATINGS

S&P CORPORATE AND MUNICIPAL BOND RATINGS

A. MUNICIPAL NOTES

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long term debt rating. The following criteria are used in making that assessment:

         a. Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note); and

         b. Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note ratings are as follows:

         1. SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         2.  SP-2  Satisfactory capacity to pay principal and interest.

         3.  SP-3  Speculative capacity to pay principal and interest.

B.  TAX EXEMPT DEMAND BONDS

         S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

C.  CORPORATE AND MUNICIPAL BOND RATINGS

         An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

         a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b. Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" TO "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

         Moody's ratings are as follows:

         1. Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Con. (---) - Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Those municipal bonds in the Aa, A, and Baa groups that Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, and Baa 1.

                            MONEY MARKET INSTRUMENTS

         The Fund's investments in commercial paper are limited to those rated A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch. These ratings and other money market instruments are described as follows:

COMMERCIAL PAPER RATINGS

         Commercial paper rated A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

         Commercial paper rated A-2 by S&P has the same characteristics as that rated A-1 except that the relative degree of safety is not as overwhelming.

         Commercial paper rated A-3 has a satisfactory capacity for timely payment. However, it is somewhat more vulnerable to the adverse effects of changes in circumstances than obligations rated A-1 or A-2.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

         Commercial paper rated Prime-2 by Moody's is considered somewhat lower than the best commercial paper because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. Government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. Government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies or instrumentalities participate, such as the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

CERTIFICATES OF DEPOSITS

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks (including their branches abroad) and of U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recently published financial statements.

         The Fund will not acquire time deposits or obligations issued by the World Bank, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

                              OPTIONS TRANSACTIONS

         The Fund may enter into options transactions. Any premium paid by the Fund in connection with an option transaction may be forfeited if the option expires unexercised.

         WRITING COVERED OPTIONS. The Fund writes only covered options. Options written by the Fund will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

         Unless the option has been exercised, the Fund may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as the one it has written. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

         An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing purchase transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         Because the Fund intends to qualify as a regulated investment company under the Code, the extent to which the Fund may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation ("OCC"), a clearing corporation that assumes responsibility for the completion of options transactions.

         PURCHASING PUT AND CALL OPTIONS. The Fund can close out a put option it has purchased by effecting a closing sale transaction; for example, the Fund may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Fund wishes to effect a closing sale transaction, the Fund will have to exercise the option to realize any profit. In addition, in a transaction in which the Fund does not own the security underlying a put option it has purchased, the Fund would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option. In each such instance, the Fund would incur additional transaction costs.

         The Fund may purchase call options for the purpose of offsetting previously written call options of the same series. The Fund also may purchase call options to fix the interest rates of obligations held by it.

         The Fund will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund's ability to purchase put and call options may be limited by the Code's requirements for qualification as a regulated investment company.

OPTION WRITING AND RELATED RISKS

         The Fund may write covered call and put options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges ("Exchanges"), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but must purchase the underlying security from the buyer of the put option at the exercise price, even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such securities.

         Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase plus transaction costs is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

OPTIONS TRADING MARKETS

         Options that the Fund will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the New York, American, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in the prospectus and statement of additional information.

         The staff of the Securities and Exchange Commission ("Commission") currently is of the view that the premiums that the Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its investment restrictions pertaining to illiquid assets and securities.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

         ON TREASURY BONDS AND NOTES. Because trading interest in U.S. Treasury bonds and notes tends to center on most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bills call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its custodian able in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

         ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options in the over the counter market, or should they commence trading, on any Exchange.

         Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

         A GNMA certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Fund closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

         RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or a broker to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

         The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Fund intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         For example, a fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, a fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by so doing, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions that are related to commodity futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. The Fund does not intend to take delivery of the instruments underlying futures contracts it holds and does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods, such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed that specify currencies, financial instruments or financially based indexes as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the U.S. are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

INTEREST RATE FUTURES CONTRACTS

         The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently, interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, certificates, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds and U.S. Treasury notes, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts, but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed, the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Fund intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price, the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase after allowance for transaction costs represents the profit or loss to the Fund.

         There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

         The Fund intends to purchase call and put options on currency and other financial futures contracts and sell such options to terminate an existing position. Options on currency and other financial futures contracts are similar to options on stocks except that an option on a currency or other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, currency or other financial instruments at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on a currency or other financial futures contract is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of a call option on a currency or other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, the purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on currency and other financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING COMMODITY FUTURES CONTRACTS OR RELATED OPTIONS

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas that may be developed from time to time and that are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing again within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; and differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

                          FOREIGN CURRENCY TRANSACTIONS

         The Fund may invest in securities denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the Fund's share value will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

         As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rate or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the CFTC and NFA. Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to only engage in currency futures contracts for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies that will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

         Currently, currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark and Swiss Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts, which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in Marks, Sterling, Yen, Swiss Francs and Canadian Dollars. Options can be exercised at any time during the contract life and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

         The purchase of protective put options on a foreign currency is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, the purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

         The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas that may be developed from time to time and that are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

         Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges the Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts that are advantageous to the company but disclaim those contracts that are disadvantageous, resulting in losses to the Fund.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Governments take such measures for example to improve control over the domestic banking system or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payment interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules that interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain) or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (97.7%)

ALABAMA
  Alabama Agricultural and Mechanic University (MBIA)            6.500%  11/01/2025   $ 2,035,000    $ 2,241,756
  Mobile, Alabama, Industrial Development Board, Solid Waste
    Disposal, Mobile Energy Services Co. Project                 6.950   01/01/2020       500,000        532,420

ALASKA
  Alaska Energy Authority, Utilities Revenue (FGIC)              6.600   07/01/2015    13,500,000     15,248,790
  Alaska State Housing Finance Corp., Series 1993 A              5.400   12/01/2023     5,000,000      4,867,550
  North Slope Borough, Alaska, General Obligation, Series A
    (MBIA)                                                       5.900   06/30/2003     3,000,000      3,232,050
  North Slope Borough, Alaska, General Obligation, Series G
    (ETM)                                                        8.350   06/30/1998     2,000,000      2,184,800

ARIZONA
  Arizona University Resh Park Development Revenue (MBIA)        5.000   07/01/2021       625,000        595,638
  Chandler, Arizona, Water and Sewer (FGIC)                      6.750   07/01/2006       850,000        931,651
  Maricopa County, Arizona, University School District (MBIA)    8.125   01/01/2010     6,000,000      7,098,240
  Phoenix, Arizona, Street and Highway User, Series 1992 A
    (FGIC) (effective yield 6.55%) (b)                           0.000   07/01/2013     2,500,000        966,275
  Pima County, Arizona, Industrial Development Authority,
    Health Care Corp. Revenue                                    8.000   07/01/2013     3,015,000      3,349,122
  Pima County, Arizona, Industrial Development Authority,
    Health Care Corp. Revenue (MBIA)                             8.000   07/01/2013       370,000        409,416
  Pima County, Arizona, Industrial Development Authority,
    Irvington Project (FSA)                                      7.250   07/15/2010    10,000,000     10,935,700

ARKANSAS
  Arkansas State Development Finance Authority, Single Family
    Mortgage Revenue Refunding                                   8.000   08/15/2011     1,645,000      1,791,306

CALIFORNIA
  California Health Facilities Financing, St. Francis Medical
    Center, Series A                                             5.500   10/01/2009       200,000        213,700
  California State Public Works Board, Lease Department
    Correctional State Prison, Series E                          5.500   06/01/2015     3,700,000      3,690,787
  California State Public Works Board, Various University
    California Projects, Series B                                5.500   06/01/2019       350,000        342,325
  Contra Costa, California, Water District Revenue, Series G     5.000   10/01/2026     2,000,000      1,900,980
  Eden Township, California, Hospital District Revenue           7.400   11/01/2019     5,615,000      5,800,800
  Los Angeles, California, Convention and Exhibition Center
    Authority Lease (MBIA)                                       5.125   08/15/2013       600,000        582,600
  Los Angeles, California, Metropolitan Transportation
    Authority, Proposition C, Series A (AMBAC)                   5.500   07/01/2017     4,500,000      4,544,010
  Los Angeles, California, Metropolitan Transportation
    Authority, Proposition C, Series A (AMBAC)                   5.000   07/01/2025     5,650,000      5,375,297
  Los Angeles, California, Transportation Commission, Series
    A (MBIA)                                                     6.250   07/01/2013     6,500,000      6,900,530
  Los Angeles, California, Water System, Series A (MBIA)         5.875   06/01/2024       680,000        700,747
  Oakland, California, Pensions, Series A (FGIC)                 7.600   08/01/2021     2,265,000      2,490,526
  San Diego County, California, Water Authority, Water
    Revenue                                                      5.681   04/23/2008     1,650,000      1,739,232

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
  San Joaquin Hills, California, Transportation Corridor
    Agency, Toll Road Revenue                                    7.000%  01/01/2030   $ 5,705,000    $ 6,070,462
  San Joaquin Hills, California, Transportation Corridor
    Agency, Toll Road Revenue                                    6.750   01/01/2032     5,000,000      5,234,500
  San Jose, California, Redevelopment Tax Allocation (MBIA)      6.000   08/01/2015       250,000        273,408
  Suisun City, California, Redevelopment Agency, Tax
    Allocation                                                   5.500   10/01/2023     1,000,000        995,830
  Walnut Creek, California, John Muir Medical Center (MBIA)      5.000   02/15/2016       350,000        331,671
  Walnut Valley, California, Unified School District, Series
    A (MBIA)                                                     6.000   08/01/2014       190,000        206,057

COLORADO
  City and County of Denver, Colorado, Airport System, Series A  7.000   11/15/1999     2,000,000      2,135,180
  City and County of Denver, Colorado, Airport System, Series A  7.500   11/15/2023     5,625,000      6,253,369
  City and County of Denver, Colorado, Airport System, Series A  8.500   11/15/2023     1,750,000      1,995,088
  City and County of Denver, Colorado, Airport System, Series A  8.750   11/15/2023    16,380,000     19,397,032
  City and County of Denver, Colorado, Airport System, Series A  8.000   11/15/2025       525,000        589,040
  City and County of Denver, Colorado, Airport System, Series
    A (MBIA)                                                     5.600   11/15/2020     6,000,000      6,038,580
  City and County of Denver, Colorado, Airport System, Series
    A (MBIA)                                                     5.700   11/15/2025     3,000,000      3,037,350
  City and County of Denver, Colorado, Airport System, Series C  6.650   11/15/2005     5,980,000      6,425,331
  City and County of Denver, Colorado, Airport System, Series C  6.000   12/01/2025     3,000,000      3,073,590
  City and County of Denver, Colorado, Airport System, Series D  7.750   11/15/2021    12,250,000     13,705,178
  Colorado Health Facilities Authority, Rocky Mountain
    Adventist Health Care                                        6.625   02/01/2022     3,000,000      3,050,610
  Colorado Health Facilities Authority, Sisters Charity
    Health Care, Series A (MBIA)                                 6.250   05/15/2009     1,880,000      2,096,764
  Larimer County, Colorado, School District (MBIA)               7.000   12/15/2016     2,250,000      2,744,258

CONNECTICUT
  Connecticut Special Tax Obligation, Series B                   6.500   10/01/2012     1,600,000      1,836,208

DELAWARE
  Delaware State Health Facilities Authority, Medical Center
    of Delaware (MBIA)                                           6.250   10/01/2006     6,000,000      6,749,820

FLORIDA
  Broward County, Florida, Resource Recovery, South Project      7.950   12/01/2008     4,080,000      4,579,800
  Broward County, Florida, Water and Sewer Utility               5.000   10/01/2018     2,000,000      1,910,980
  Escambia County, Florida, Pollution Control, Champion
    International Corp. Project                                  6.900   08/01/2022       600,000        642,234
  Florida State Board of Education, Capital Outlay               5.800   06/01/2019     2,000,000      2,051,540
  Florida State Board of Education, Capital Outlay               5.875   06/01/2024     8,000,000      8,221,280
  Florida State, Department of Transportation                    5.800   07/01/2018    13,400,000     13,748,266
  Florida State, Jacksonville Transportation Authority           9.200   01/01/2015     2,000,000      2,833,080
  Florida State Turnpike Authority, Series A (FGIC)              5.625   07/01/2025     3,000,000      3,045,990
  Hillsborough County, Florida, Housing Finance Agency,
    Single Family Mortgage Revenue                               7.300   04/01/2022       495,000        518,602

                                                      (continued on next page)

Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)
  Jacksonville, Florida, Health Facilities Authority, New
    Children's Hospital (MBIA)                                   7.000%  06/01/2021    $1,800,000    $ 2,013,570
  Lee County, Florida, School Board, Certificates of
    Participation, Series A (FSA)                                7.750   08/01/2005     3,490,000      4,068,572
  Orange County, Florida, Health Facilities Authority,
    Adventist Health System (AMBAC)                              5.250   11/15/2020     2,500,000      2,432,575
  Orlando-Orange County, Florida, Expressway Authority (FGIC)    8.250   07/01/2015     2,960,000      4,032,467
  Palm Beach County, Florida, Solid Waste Industrial
    Development, Okeelanta Power Project                         6.850   02/15/2021     2,500,000      2,548,325
  Palm Beach County, Florida, Solid Waste, Osceola Power
    Project, Series A                                            6.950   01/01/2022     3,800,000      3,908,224
  Polk County, Florida, Housing Finance Authority                7.875   09/01/2022       385,000        407,357
  Reedy Creek, Florida, District Utilities Improvement,
    Series 1 (MBIA)                                              5.000   10/01/2019     8,500,000      8,158,045
  St. Petersburg, Florida, Health Facilities Authority (MBIA)    7.000   12/01/2015     3,250,000      3,689,075
  St. Petersburg, Florida, Professional Sports Facility,
    Sales Tax Revenue (MBIA)                                     5.625   10/01/2020     3,500,000      3,568,775
  Tampa, Florida, Subordinate Guaranteed Entitlement, Series
    B (Pre-refunded)                                             8.500   10/01/2018     1,825,000      2,031,043

GEORGIA
  Atlanta, Georgia, General Obligation, Series A                 6.000   12/01/2015     1,790,000      1,883,671
  Georgia State, General Obligation, Series B                    6.800   03/01/2011     6,000,000      7,073,280
  Georgia State, General Obligation, Series C                    5.250   04/01/2011     9,200,000      9,399,732
  Metropolitan Atlanta Rapid Transit Authority, Georgia,
    Sales Tax (AMBAC)                                            6.250   07/01/2011     4,255,000      4,769,344

HAWAII
  Hawaii State Department of Budget and Finance, Special
    Purpose Revenue, Hawaii Electric Co. (MBIA)                  7.375   12/01/2020     8,000,000      9,000,080
IDAHO
  Idaho Housing Finance Authority, Single Family Mortgage
    Bonds, Series D-1                                            8.000   01/01/2020     1,275,000      1,387,506

ILLINOIS
  Chicago, Illinois, Gas Supply Revenue, People's Gas Light
    and Coke Co., Series A                                       8.100   05/01/2020     6,740,000      7,657,516
  Cook County, Illinois, General Obligation, District Number
    508, Lease Certificates, Series C (MBIA)                     7.700   12/01/2005     5,970,000      7,272,356
  Illinois Development Finance Authority, Pollution Control
    Revenue Refunding, Commonwealth Edison Co. Project,
    Series D                                                     6.750   03/01/2015     4,000,000      4,420,640
  Illinois State, Sales Tax, Series P                            6.500   06/15/2022     9,000,000     10,546,920
  Kankakee, Illinois, Sewer Revenue (FGIC)                       6.875   05/01/2011     2,965,000      3,279,942
  Metropolitan Fair and Exposition Authority, Illinois,
    Dedicated State Tax Revenue (MBIA)                           5.000   06/01/2015     2,000,000      1,860,940
  Metropolitan Pier and Exposition Authority, Illinois,
    Dedicated State Tax Revenue (effective yield 6.60%) (b)      0.000   06/15/2013     5,625,000      2,135,306

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
ILLINOIS (CONTINUED)
  Metropolitan Pier and Exposition Authority, Illinois,
    Dedicated State Tax Revenue (effective yield 6.70%) (b)      0.000%  06/15/2015   $19,440,000    $ 6,541,560
  Metropolitan Pier and Exposition Authority, McCormick Place
    Expansion Project                                            7.250   06/15/2005     5,500,000      6,467,835
  Robbins, Illinois, Robbins Resources Recovery, Partners A      9.250   08/15/2014     6,000,000      6,437,760

INDIANA
  Indianapolis, Indiana, Local Public Improvement Bond Bank,
    Series 1992D                                                 6.750   02/01/2020     2,000,000      2,121,700

KANSAS
  Kansas City, Kansas, Utility Systems, Refunding and
    Improvement (FGIC)                                           6.375   09/01/2023     7,150,000      7,832,897

KENTUCKY
  Carroll County, Kentucky, Kentucky Utility Company, Series
    A                                                            7.450   09/15/2016     5,000,000      5,773,550
  Jefferson County, Kentucky, Hospital Revenue (MBIA)            6.435   10/23/2014     6,000,000      6,465,420
  Kentucky Housing Corp., Housing Revenue Bond, Series C         7.900   01/01/2021     5,570,000      5,952,659
  Trimble County, Kentucky, Pollution Control, Louisville Gas
    and Electric Co.                                             7.625   11/01/2020     2,725,000      3,088,052
  Trimble County, Kentucky, Pollution Control, Louisville Gas
    and Electric Co., Series A (Pre-refunded)                    7.625   11/01/2020       545,000        628,156

LOUISIANA
  Louisiana Public Facilities Authority, Health and
    Educational Facilities, Our Lady of the Lake Hospital        8.200   12/01/2015     7,250,000      8,142,910
  Louisiana State, Series B (MBIA)                               5.625   08/01/2013     3,000,000      3,116,940
  New Orleans, Louisiana, Capital Appreciation (AMBAC)
    (effective yield 7.05%) (b)                                  0.000   09/01/2011     5,000,000      2,141,150
  New Orleans, Louisiana, Capital Appreciation (AMBAC)
    (effective yield 7.05%) (b)                                  0.000   09/01/2012     1,000,000        403,760
  Orleans Parish, Louisiana, School Board (ETM)                  9.050   02/01/2010     5,175,000      7,145,744

MAINE
  Regional Waste System, Maine                                   8.150   07/01/2011     2,500,000      2,781,000

MARYLAND
  Maryland State Community Development Administration,
    Multi-Family Housing                                         8.750   05/15/2012     3,345,000      3,398,855

MASSACHUSETTS
  Boston, Massachusetts, Boston City Hospital                    5.750   02/15/2023       735,000        731,105
  Massachusetts Bay Transportation Authority, Series A           7.000   03/01/2011     3,610,000      4,247,021
  Massachusetts Bay Transportation Authority, Series A           6.250   03/01/2012     4,000,000      4,417,160
  Massachusetts Bay Transportation Authority, Series B           6.200   03/01/2016     1,500,000      1,650,255
  Massachusetts Industrial Finance Agency, Harvard Community
    Health Plan, Inc.                                            8.125   10/01/2017    11,750,000     12,807,618
  Massachusetts Industrial Finance Agency, Solid Waste
    Disposal                                                     9.000   08/01/2016     4,100,000      4,111,726
  Massachusetts Municipal Wholesale Electric, Power Supply
    Systems                                                      5.100   07/01/2007     5,000,000      5,056,250

                                                      (continued on next page)

Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
MASSACHUSETTS (CONTINUED)
  Massachusetts Municipal Wholesale Electric, Power Supply
    Systems                                                      6.750%  07/01/2008   $ 4,000,000    $ 4,408,840
  Massachusetts State Health and Educational Facilities
    Authority, Brigham & Womens Hospital (MBIA)                  6.750   07/01/2024     2,000,000      2,186,700
  Massachusetts State Health and Educational Facilities
    Authority, Cape Islands Rehabilitation Hospital, Series A    7.875   08/15/2024     1,500,000      1,539,045
  Massachusetts State Health and Educational Facilities
    Authority, Childrens' Hospital                               6.200   10/01/2016     2,640,000      2,767,486
  Massachusetts State Health and Educational Facilities
    Authority, Dana Farber Cancer Project, Series G-1            5.500   12/01/2027       375,000        355,684
  Massachusetts State Health and Educational Facilities
    Authority (MBIA)                                             7.300   10/01/2018     2,000,000      2,254,420
  Massachusetts State Health and Educational Facilities
    Authority, Massachusetts General Hospital, Series F
    (AMBAC)                                                      6.250   07/01/2012     1,000,000      1,116,360
  Massachusetts State Health and Educational Facilities
    Authority, Massachusetts General Hospital, Series F
    (AMBAC)                                                      6.250   07/01/2020     3,000,000      3,186,780
  Massachusetts State Health and Educational Facilities
    Authority, New England Deaconness Hospital (AMBAC)           6.875   04/01/2022     2,980,000      3,283,662
  Massachusetts State, General Obligation, Consolidated Loan,
    Series C (FGIC)                                              6.600   11/01/2008     8,000,000      9,058,240
  Massachusetts State, Water Pollution, Abatement Trust
    Pooled Loan Program, Series 2                                6.125   02/01/2008        85,000         94,931
  Massachusetts State, Water Pollution, Abatement Trust Water
    Pollution Abatement Revenue (MWRA Loan Program), Series A    5.000   08/01/2014       150,000        144,686
  Massachusetts State Water Resources Authority, Series A
    (MBIA)                                                       6.000   08/01/2014     1,500,000      1,574,130
  Massachusetts State Water Resources Authority, Series B        4.000   12/01/2018    10,275,000      8,488,897
  Quincy, Massachusetts, Quincy Hospital (FSA)                   5.250   01/15/2016       100,000         97,328

MICHIGAN
  Monroe County, Michigan, Economic Development Corp.,
    Detroit Edison Co. (FGIC)                                    6.950   09/01/2022     6,000,000      7,406,580
  Okemos, Michigan, Public School District, Series I
    (effective yield
    7.35%) (b)                                                   0.000   05/01/2021    51,525,000     10,688,861
  Romulus, Michigan, Community Schools, Capital Appreciation,
    Series I (effective yield 8.02%) (b)                         0.000   05/01/2017    39,490,000     10,809,993
  West Ottawa, Michigan, Public School District, Capital
    Appreciation (effective yield 7.55%) (b)                     0.000   05/01/2015    35,490,000     11,092,754

MINNESOTA
  Dakota County, Minnesota, Housing and Redevelopment
    Authority, Single Family Mortgage (FGIC)                     9.375   05/01/2018        20,000         21,919

MISSISSIPPI
  Mississippi Hospital Equipment and Facilities Authority
    (Connie Lee)                                                 6.400   01/01/2007     1,000,000      1,075,620

MISSOURI
  Kansas City, Missouri, Municipal Assistance Corp. Revenue      6.000   04/15/2020       500,000        517,825

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
MISSOURI (CONTINUED)
  Missouri State Health and Educational Facilities Authority,
    Barnes Jewish Hospital (MBIA)                                5.150%  05/15/2010   $ 4,500,000    $ 4,581,180
  Missouri State Health and Educational Facilities Authority,
    Barnes Jewish Hospital                                       5.250   05/15/2021     2,200,000      2,096,446
  Phelps County, Missouri, Phelps County Regional Medical
    Center (Connie Lee)                                          6.000   05/15/2013       125,000        127,514

NEBRASKA
  Nebraska Higher Education Loan Program                         6.200   06/01/2013     5,300,000      5,516,770

NEVADA
  Clark County, Nevada, School District, Series A (MBIA)         6.750   03/01/2007     3,000,000      3,273,150
  Clark County, Nevada, Series A (AMBAC)                         7.500   06/01/2009     4,000,000      4,870,160

NEW JERSEY
  New Jersey Health Care Facilities Financing Authority,
    Jersey Shore Medical Center (AMBAC)                          6.125   07/01/2012     1,000,000      1,065,730
  New Jersey Health Care Facilities Financing Authority,
    Jersey Shore Medical Center (AMBAC)                          6.250   07/01/2016     2,000,000      2,159,780
  New Jersey Health Care Facilities Financing Authority,
    Kimball Medical Center, Series C                             8.000   07/01/2013     3,000,000      3,209,130
  New Jersey Health Care Facilities Financing Authority, St.
    Elizabeth's Hospital, Series B                               7.750   07/01/1998     1,100,000      1,145,727
  New Jersey State Transportation Authority, Transportation
    System, Series A (MBIA)                                      5.500   06/15/2013     2,000,000      2,046,200

NEW MEXICO
  City of Albuquerque, New Mexico, Hospital System, Series A
    (MBIA)                                                       6.375   08/01/2007     1,500,000      1,630,560

NEW YORK
  Battery Park City Authority, New York, Refunding Bonds         5.250   11/01/2017     1,000,000        950,010
  Battery Park City Authority, New York, Refunding Bonds,
    Series A                                                     5.000   11/01/2013     3,715,000      3,468,027
  New York City, New York, General Obligation                    7.750   08/15/2014     5,460,000      6,236,084
  New York City, New York, General Obligation, Fiscal 1992,
    Series A                                                     7.750   08/15/2008     6,000,000      6,774,180
  New York City, New York, General Obligation, Fiscal 1992,
    Series A                                                     7.750   08/15/2015     3,250,000      3,689,725
  New York City, New York, General Obligation, Series D
    (MBIA)                                                       6.000   08/01/2006       285,000        295,816
  New York City, New York, Industrial Special Facility,
    Terminal One Group Association Project                       6.000   01/01/2015     2,500,000      2,534,350
  New York City, New York, Municipal Water Finance Authority,
    Water and Sewer System (FGIC)                                7.000   06/15/2015     6,000,000      6,707,316
  New York City, New York, Municipal Water Finance Authority,
    Water and Sewer System, Series A                             6.000   06/15/2025    18,000,000     18,854,100
  New York Energy Research and Development Authority,
    Consolidated Edison Project                                  7.750   01/01/2024     2,900,000      3,123,184
  New York State Dormitory Authority Revenue, State
    University Educational Facilities, Series B                  7.500   05/15/2011     7,000,000      8,421,280

                                                      (continued on next page)

Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
  New York State Medical Care Facilities, Finance Agency
    Revenue, Mental Health Services Facilities                   6.150%  02/15/2015   $ 5,000,000    $ 5,272,650
  New York State Medical Care Facilities, Finance Agency
    Revenue, Mental Health Services Facilities                   6.000   08/15/2015     2,000,000      2,103,500
  New York State Urban Development Corp., Revenue Refunding,
    Correctional Facilities, Series A (FSA)                      6.500   01/01/2010     3,000,000      3,402,480
  New York State Urban Development Corp., Revenue Refunding,
    Correctional Facilities, Series A                            5.500   01/01/2014     2,500,000      2,468,400
  New York State Care Facilities, New York Hospital, Series A    6.800   08/15/2024     3,800,000      4,246,994
  New York State Dormitory Authority, City University
    Educational Facilities (FGIC)                                7.000   07/01/2009     3,780,000      4,489,468
  New York State Dormitory Authority, City University
    Educational Facilities (AMBAC)                               6.250   07/01/2016     3,000,000      3,230,850
  New York State Dormitory Authority, State University
    Educational Facilities, Series A                             5.500   05/15/2019     2,000,000      1,958,740
  New York State Energy Research and Development Authority,
    Consolidated Edison Co. New York, Series A (AMBAC)           6.100   08/15/2020     5,000,000      5,247,300
  New York State Environmental Facilities Corp., State Water
    Pollution Control (New York City Water Finance
    Authority) Series E                                          6.875   06/15/2010     5,000,000      5,633,850
  New York State Housing Finance Agency, Service Contract,
    Series A                                                     5.500   09/15/2022     8,860,000      8,420,633
  New York State Local Government Assistance Corp., Series C     5.500   04/01/2017     2,000,000      2,019,900
  New York State Local Government Assistance Corp., Series D     6.750   04/01/2021       900,000      1,030,635
  New York State Medical Care Facilities Finance (FGIC)          6.375   08/15/2014     2,900,000      3,110,192
  New York State Mortgage Agency                                 6.900   04/01/2015     4,500,000      4,829,400
  New York State Throughway Authority, Highway & Bridge Fund,
    Series B (MBIA)                                              5.125   04/01/2015     2,000,000      1,943,660
  New York State Urban Development Corp., Refunding
    Correctional Facilities, Series A                            6.500   01/01/2010    13,920,000     15,202,728
  New York Urban Development Corp., Correctional Facilities,
    Series A                                                     7.500   04/01/2011     8,000,000      9,296,720
  New York Urban Development Corp., State Facilities             5.750   04/01/2012     5,250,000      5,336,468
  Triborough Bridge and Tunnel Authority, New York, Series Q     5.000   01/01/2017     3,820,000      3,661,737
  Triborough Bridge and Tunnel Authority, New York, Special
    Obligation                                                   6.625   01/01/2012     8,500,000      9,763,525

NORTH DAKOTA
  North Dakota State Housing Finance Agency, Single Family
    Mortgage                                                     8.375   07/01/2021       580,000        608,188

OHIO
  Bedford, Ohio, City School District (MBIA)                     6.250   12/01/2013     1,000,000      1,067,130
  Cleveland, Ohio, Public Power Systems, First Mortgage,
    Series A (MBIA)                                              7.000   11/15/2016     4,000,000      4,632,280
  Cleveland, Ohio, Public Power Systems, First Mortgage,
    Series A (MBIA)                                              7.000   11/15/2024     1,000,000      1,131,770
  Columbus, Ohio, General Obligation                            12.375   02/15/2006     1,285,000      2,044,641
  Ohio Housing Finance Agency, Single Family Mortgage
    Revenue, Series C (GNMA)                                     9.000   09/01/2018    10,000,000     11,382,800
  Ohio State Higher Educational Facility Commission (MBIA)       6.125   11/15/2017     1,000,000      1,068,710
  Ohio State Water Development Authority (Pre-refunded)          9.250   12/01/2012        75,000         78,897

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
OHIO (CONTINUED)
  Ohio State Water Development Authority (AMBAC)                 9.375%  12/01/2018    $  400,000     $  417,932

OREGON
  Oregon State, Department of Administrative Services, Series
    A (MBIA)                                                     5.375   11/01/2016     2,000,000      1,983,700

PENNSYLVANIA
  Allegheny County, Pennsylvania, Industrial Development
    Authority Revenue                                            5.700   09/01/2030     2,000,000      1,991,820
  Allegheny County, Pennsylvania, Sewer Revenue Refunding
    (FGIC) (effective yield 6.10%) (b)                           0.000   06/01/2015     2,500,000        859,225
  Beaver County, Pennsylvania, Ohio Edison (FGIC)                7.000   06/01/2021     4,390,000      4,799,499
  Chester County, Pennsylvania, Health and Education
    Facilities Authority, Mainline Health System                 5.500   05/15/2015     6,240,000      6,143,467
  Delaware County, Pennsylvania, Hospital Authority, Delaware
    County Memorial Hospital (MBIA)                              5.500   08/15/2019     5,000,000      5,044,750
  Delaware County, Pennsylvania, Hospital Revenue, Crozier
    Chester Medical Center (Pre-refunded)                        7.500   12/15/2020     2,545,000      2,951,793
  Delaware County, Pennsylvania, Industrial Development
    Authority, Resource Recovery Project, Series A (LOC
    Security Pacific)                                            8.100   12/01/2013     4,000,000      4,187,920
  Lancaster County, Pennsylvania, Hospital Authority, Mesonic
    Homes Health Center Project, (AMBAC)                         5.000   11/15/2020     3,200,000      2,984,448
  North Penn, Pennsylvania, Water Authority (FGIC)               6.875   11/01/2019     2,500,000      2,925,250
  Northumberland County, Pennsylvania, Authority Prisons
    Lease (Pre-refunded)                                         7.750   10/15/2004     2,110,000      2,472,983
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Colver Project, Series D                 7.050   12/01/2010     3,000,000      3,221,850
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Colver Project, Series D                 7.125   12/01/2015     1,000,000      1,075,720
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Colver Project, Series D                 7.150   12/01/2018     2,500,000      2,683,925
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Northampton Project                      6.400   01/01/2009     4,000,000      3,944,880
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Northampton Project                      6.500   01/01/2013     5,500,000      5,441,590
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Northampton Project                      6.600   01/01/2019     1,300,000      1,292,161
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Series T                                           7.750   10/01/2009     4,000,000      4,245,240
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Section 8                                          8.200   07/01/2024     6,000,000      6,537,300
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Series 34 A                                        6.850   04/01/2016       500,000        529,005
  Pennsylvania Intergovernmental Cooperative Authority,
    Philadelphia Funding (FGIC)                                  6.750   06/15/2021     1,910,000      2,150,641
  Philadelphia, Pennsylvania, Hospital and Higher Education
    Facilities, Albert Einstein Medical Center                   7.000   10/01/2021     3,055,000      3,277,160
  Philadelphia, Pennsylvania, Hospital and Higher Education
    Facilities, Community College, Series B (MBIA)               6.500   05/01/2007       280,000        312,777

                                                      (continued on next page)

Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
PENNSYLVANIA (CONTINUED)
  Philadelphia, Pennsylvania, Hospital and Higher Education
    Facilities, Graduate Health System Education Facilities
    Authority                                                    7.250%  07/01/2018   $ 2,500,000    $ 2,648,075
  Philadelphia, Pennsylvania, Hospital and Higher Education
    Facilities, Temple University Authority                      6.625   11/15/2023     1,725,000      1,780,442
  Philadelphia, Pennsylvania, Hospital and Higher Education,
    Chestnut Hill Hospital                                       6.500   11/15/2022     5,000,000      5,198,800
  Philadelphia, Pennsylvania, Municipal Development
    Authority, Criminal Justice Center, Series A (MBIA)          7.100   11/15/2006     4,095,000      4,612,239
  Philadelphia, Pennsylvania, Water and Wastewater (FGIC)       10.000   06/15/2005     7,000,000      9,810,850
  Philadelphia, Pennsylvania, Water and Wastewater, Series A     6.250   08/01/2012     3,000,000      3,353,850
  Pittsburgh, Pennsylvania, Urban Redevelopment Authority,
    Multi-Family Housing Mortgage, 1985 Series A                 9.250   12/01/2027     3,185,000      3,358,105
  Ridley Park, Pennsylvania, Hospital Authority Revenue          6.125   12/01/2020     2,500,000      2,314,850
  Sayre, Pennsylvania, Health Care Facilities Authority,
    Guthrie Healthcare, Series A                                 7.100   03/01/2017     1,250,000      1,367,200

PUERTO RICO
  Puerto Rico Commonwealth, Refunding (Capital Guarantee)        6.450   07/01/2017     2,000,000      2,141,120
  Puerto Rico Commonwealth, General Obligation                   7.000   07/01/2010     9,750,000     11,612,738
  Puerto Rico Commonwealth, General Obligation (MBIA)            5.375   07/01/2022     5,035,000      5,018,838
  Puerto Rico Electric Power Authority, Series X                 5.500   07/01/2025     1,000,000        985,810
  Puerto Rico Electric Power Authority, Series Y (MBIA)          6.500   07/01/2006     2,000,000      2,272,680
  Puerto Rico Public Buildings Authority, Guaranteed Public
    Education and Health Facilities, Series M                    5.700   07/01/2009     1,000,000      1,038,910
  Puerto Rico Public Buildings Authority, Guaranteed Public
    Education and Health Facilities, Series M                    3.750   07/01/2016     6,250,000      5,986,563
  Puerto Rico Telephone Authority (MBIA)                         5.250   01/01/2005    16,900,000     17,520,230

RHODE ISLAND
  Rhode Island State Health and Educational Building Corp.,
    Hospital Financing Revenue, Roger Williams General
    Hospital                                                     9.500   07/01/2016     4,210,000      4,336,889

SOUTH CAROLINA
  South Carolina State Public Services Authority                 6.250   01/01/2022    20,500,000     21,755,625
  South Carolina State Public Services Authority, Fixed
    Option Bonds                                                 5.342   06/30/2006     8,400,000      8,708,784

TENNESSEE
  Bristol, Tennessee, Health and Education Authority, Bristol
    Memorial Hospital (FGIC)                                     6.750   09/01/2010     4,200,000      4,889,430
  Knox County, Tennessee, Health and Educational Facilities,
    Fort Sanders Hospital Alliance, Series B (MBIA)              5.250   01/01/2015     3,500,000      3,466,540
  Knox County, Tennessee, Health and Educational Facilities,
    Fort Sanders Hospital Alliance, Series C (MBIA)              7.250   01/01/2010     3,000,000      3,649,320
  Metro Government, Nashville & Davidson Counties, Tennessee
    (FGIC) (effective yield 4.26%) (b)                           0.000   01/01/2012     6,000,000      6,328,320
  Tennessee Housing Development Authority, Home Ownership
    Program, Issue H                                             7.825   07/01/2015     4,520,000      4,680,415

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
TEXAS
  Austin, Texas, Utility Systems Capital Appreciation (AMBAC)
    (effective yield 6.80%) (b)                                  0.000%  11/15/2011   $12,000,000    $ 5,130,240
  Austin, Texas, Utility Systems Capital Appreciation (AMBAC)
    (effective yield 6.80%) (b)                                  0.000   11/15/2012    12,200,000      4,911,354
  Bexar, Texas, Metropolitan Water District Waterworks
    Systems (AMBAC)                                              6.625   05/01/2014     1,850,000      2,096,308
  Brownsville, Texas, Utilities System Revenue (AMBAC)           5.250   09/01/2020     5,750,000      5,602,628
  Copperas Cove, Texas, Health Facilities, Adventist Health
    Systems (MBIA)                                               5.500   11/15/2017     2,000,000      1,997,340
  Cypress-Fairbanks, Texas, Independent School
    District,Capital Appreciation, Series A
    (effective yield 6.03%) (b)                                  0.000   02/15/2013     4,000,000      1,572,840
  Fort Bend County, Texas, Levee Improvement (MBIA)              6.900   09/01/2020     1,165,000      1,286,661
  Grapevine-Colleyville, Texas, Independent School District      5.125   08/15/2022     3,000,000      2,844,060
  Harris County, Texas, Flood Control District (effective
    yield 7.20%) (b)                                             0.000   10/01/2006     4,500,000      2,338,560
  Harris County, Texas, Health Facilities Development Corp.      6.600   06/01/2014     5,000,000      5,300,450
  Harris County, Texas, Health Facilities Development Corp.,
    Hermann Hospital Project (MBIA)                              6.375   10/01/2017     2,480,000      2,653,550
  Harris County, Texas, Health Facilities Development Corp.,
    Hermann Hospital Project (MBIA)                              6.375   10/01/2024     7,300,000      7,784,574
  Harris County, Texas, Senior Lien, Toll Road, Series A
    (MBIA)                                                       6.375   08/15/2024     4,000,000      4,294,960
  Houston, Texas, Airport System Revenue, Senior Lien            8.200   07/01/2017     1,840,000      2,030,716
  Houston, Texas, General Obligation                             7.000   03/01/2008    14,675,000     17,419,959
  Houston, Texas, Water & Sewer System, Junior Lien, Series A
    (MBIA)                                                       6.200   12/01/2023    10,000,000     10,610,300
  Midland County, Texas, Hospital District, Midland Memorial
    Hospital                                                     7.500   06/01/2016       600,000        632,502
  Northwest Texas, Independent School District, Capital
    Appreciation (AMBAC) (effective yield 7.28%) (b)             0.000   08/15/2010     2,500,000      1,131,225
  Port of Corpus Christi, Texas, Industrial Development
    Corp., Valero Refining and Marketing Co. Project, Series A  10.250   06/01/2017    11,050,000     12,179,421
  Rio Grande Valley, Texas, Health Facilities Corp., Hospital
    Revenue, Baptist Medical Center Project (MBIA)               8.000   08/01/2017     1,085,000      1,192,578
  Rio Grande Valley, Texas, Health Facilities Corp., Hospital
    Revenue, Baptist Medical Center Project (Pre-refunded)       8.000   08/01/2017     5,915,000      6,579,550
  Tarrant County, Texas, Housing Finance Corp., Series A
    (MBIA) (effective yield 11.00%) (b)                          0.000   09/15/2016     6,415,000      1,925,462
  Texas Housing Agency, Residential Development                  8.400   01/01/2021     2,680,000      2,832,304
  Texas Municipal Power Agency Revenue (effective yield
    6.10%) (b)                                                   0.000   09/01/2013    12,100,000      4,634,663
  Texas Municipal Power Agency, Refunding Bonds (MBIA)           5.250   09/01/2012       175,000        174,382
  Texas National Research Lab, Super Conducting, Super
    Collider                                                     6.950   12/01/2012     9,500,000     11,164,970
  Texas State, General Obligation                                6.200   09/30/2011     3,000,000      3,352,740
  Texas State Public Finance Authority Building Revenue,
    Series A (AMBAC)                                             5.750   02/01/2015       250,000        257,515
  Texas State, Veterans Housing Assistance                       6.050   12/01/2012     2,480,000      2,539,520
  Texas State, Veterans Housing Assistance, Series B1            5.700   12/01/2014       250,000        245,103
  Titus County, Texas, Water District #1, Southwest Electric
    Power                                                        8.200   08/01/2011     5,500,000      6,469,650
  Tomball, Texas, Hospital Authority, Tomball Regional
    Hospital                                                     6.100   07/01/2008     1,860,000      1,839,317
  Tomball, Texas, Hospital Authority, Tomball Regional
    Hospital                                                     6.125   07/01/2023     7,350,000      6,980,516

                                                      (continued on next page)

Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
TEXAS (CONTINUED)
  Travis County, Texas Health Facilities, Daughters Of
    Charity                                                      6.000%  11/15/2022   $ 2,000,000  $    2,053,300
  University of Texas, University Revenue, Series B              6.750   08/15/2013     2,000,000       2,219,620

UTAH
  Intermountain Power Agency, Utah, Power Supply                 7.750   07/01/2020    19,250,000      21,067,970
  Intermountain Power Agency, Utah, Power Supply, Series A
    (effective yield 7.10%) (b)                                  0.000   07/01/2004     8,000,000       5,422,560
  Intermountain Power Agency, Utah, Power Supply, Series C
    (effective yield 21.28%) (b)                                 0.000   07/01/2020     3,000,000         459,000
  Intermountain Power Agency, Utah, Power Supply, Series G
    (effective yield 7.65%) (b)                                  0.000   07/01/2012    20,350,000      19,648,129
  Intermountain Power Agency, Utah, Special Obligation           7.875   07/01/2014     4,210,000       4,371,159
  Utah State Housing Finance Agency, Single Family Mortgage     10.750   07/01/2008         5,000           5,128
  Utah State Housing Finance Agency, Single Family Mortgage,
    Series C 2                                                   7.950   07/01/2010       475,000         512,991

VIRGINIA
  Fairfax County, Virginia, Economic Development Authority       5.500   05/15/2018     4,000,000       3,989,680
  Hanover County, Virginia, Industrial Development Authority,
    Memorial Regional Medical Center Project (MBIA)              5.500   08/15/2025     3,625,000       3,609,703
  Norfolk, Virginia, Water Revenue (MBIA)                        5.875   11/01/2020     5,000,000       5,207,750
  Pittsylvania County, Virginia, Industrial Development
    Authority, Series A                                          7.300   01/01/2004     3,200,000       3,429,920
  Pittsylvania County, Virginia, Industrial Development
    Authority, Series A                                          7.500   01/01/2014     1,000,000       1,074,350
  Pittsylvania County, Virginia, Industrial Development
    Authority, Series A                                          7.550   01/01/2019     3,100,000       3,304,848
  Virginia State Housing Development Authority, Residential
    Mortgage, Series B (effective yield 10.62%) (b)              0.000   09/01/2014       590,000          86,642

WASHINGTON
  Washington State Health Care Facilities Authority,
    Multi-Care Medical Center of Tacoma (FGIC)                   7.875   08/15/2011     1,300,000       1,425,021

WISCONSIN
  Wisconsin Health and Education Facilities Authority, Bellin
    Memorial Hospital, Inc. (Pre-refunded)                       7.625   04/01/2019     5,000,000       5,600,850
  Wisconsin Housing and Economic Development Authority, Home
    Ownership                                                    8.000   03/01/2021     1,960,000       2,077,384

WYOMING
  Wyoming Community Development Authority, Single Family
    Mortgage, Series B                                           8.125   06/01/2021     1,475,000       1,567,646
 ----------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST--$1,088,958,150)                                                        1,176,546,324
 ================================================================================================================
TEMPORARY TAX-EXEMPT INVESTMENTS (1.9%)
  Anaheim, California, Certificate of Participation (AMBAC) (a)  5.300   08/01/2019     1,175,000       1,175,000
  Dade County, Florida, Water & Sewer System Revenue (FGIC) (a)  4.900   10/05/2022     2,785,000       2,785,000
  Jackson County, Mississippi, Pollution Control, Chevron USA
    Inc. Project (a)                                             5.900   06/01/2023     1,600,000       1,600,000
  Kansas City, Missouri, Industrial Development Hospital,
    Resh Health Services System (MBIA) (a)                       5.900   04/15/2015     3,000,000       3,000,000

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
TEMPORARY TAX-EXEMPT INVESTMENTS (CONTINUED)
  New York City, New York, General Obligation, Series A (a)      5.900%  08/01/2015    $2,715,000  $    2,715,000
  New York City, New York, General Obligation, Series A (a)      5.900   08/01/2016     1,300,000       1,300,000
  New York City, New York, General Obligation, Series B
    (MBIA) (a)                                                   5.900   08/15/2003       200,000         200,000
  New York City, New York, General Obligation, Series B
    (MBIA) (a)                                                   5.900   08/15/2023       500,000         500,000
  New York City, New York, Municipal Water Finance Authority,
    Series C (FGIC) (a)                                          5.900   06/15/2022     2,700,000       2,700,000
  New York City, New York, Municipal Water Finance Authority,
    Series G (FGIC) (a)                                          5.900   06/15/2024     1,200,000       1,200,000
  Texas Hospital Equipment Financing Council (MBIA) (a)          5.450   04/07/2005       439,000         439,000
  Uinta County, Wyoming, Pollution Control, Chevron USA Inc.
    Project (a)                                                  5.900   08/15/2020     2,700,000       2,700,000
  West Feliciana Parish, Louisiana, Pollution Control, Series
    D (a)                                                        5.900   12/01/2015       600,000         600,000
  West Feliciana Parish, Louisiana, Pollution Control, Series
    D (a)                                                        5.900   12/01/2020     1,700,000       1,700,000
 ----------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY TAX-EXEMPT INVESTMENTS (COST--$22,614,000)                                             22,614,000
 ================================================================================================================
TOTAL INVESTMENTS (COST--$1,111,572,150) (c)                                                        1,199,160,324
 ----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (0.4%)                                                                5,307,718
 ================================================================================================================
NET ASSETS (100.0%)                                                                                $1,204,468,042
   ==============================================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Security is a variable or floating rate instrument with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent.

(b) Effective yield (calculated at date of purchase) is the annual yield at which the bond accretes until its maturity date.

(c) The cost of investments for federal income tax purposes amounted to $1,111,726,488. Gross unrealized appreciation and unrealized depreciation of investments, based on identified tax cost, at December 31, 1995 are as follows:

                             Gross unrealized appreciation                $88,363,597
                             Gross unrealized depreciation                   (929,761)
                                                                            ----------
                             Net unrealized appreciation                  $87,433,836
                                                                            ==========

Legend of Portfolio Abbreviations:
AMBAC--American Municipal Bond Assurance Corp.
ETM--Escrowed to Maturity
FGIC--Federal Guaranty Insurance Co.
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
LOC--Line of Credit
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements.

Keystone Tax Free Fund

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)See Notes to Financial Statements.

                                                  Year Ended December 31,
                                 1995         1994         1993         1992         1991
==========================     =========    =========    =========    =========   ===========
Net asset value, beginning
  of year                         $7.10        $8.12        $8.04        $8.07         $7.90
--------------------------      -------      -------      -------      -------      ---------
Income from investment
  operations:
Net investment income              0.41         0.37         0.39         0.46          0.46
Net realized and
  unrealized gain (loss)
  on investments                   0.74        (0.96)        0.48         0.12          0.36
Net commissions paid on
  fund share sales (a)             0.00         0.00         0.00         0.00          0.00
--------------------------      -------      -------      -------      -------      ---------
Total from investment
  operations                       1.15        (0.59)        0.87         0.58          0.82
--------------------------      -------      -------      -------      -------      ---------
Less distributions from:
Net investment income             (0.39)       (0.37)       (0.39)       (0.46)        (0.46)
In excess of net
  investment income                0.00        (0.06)       (0.06)       (0.04)        (0.07)
Net realized gain on
  investments                      0.00         0.00        (0.33)       (0.11)        (0.12)
In excess of net realized
  gain on investments              0.00         0.00        (0.01)        0.00          0.00
--------------------------      -------      -------      -------      -------      ---------
Total distributions               (0.39)       (0.43)       (0.79)       (0.61)        (0.65)
--------------------------      -------      -------      -------      -------      ---------
Net asset value,
  end of year                     $7.86        $7.10        $8.12        $8.04         $8.07
==========================      =======      =======      =======      =======      =========
Total Return (c)                  16.61%       (7.34%)      11.15%        7.55%        10.80%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                    0.95%(d)       1.55%       1.66%       1.38%         1.75%
 Net investment income             5.41%        4.92%        4.72%        5.71%         5.78%
Portfolio turnover rate              56%          84%          76%          78%           77%
--------------------------      -------      -------      -------      -------      ---------
Net assets, end of year
  (thousands)                $1,204,468   $1,197,727   $1,548,503   $1,453,199    $1,146,185
==========================      =======      =======      =======      =======      =========

                                                  Year Ended December 31,
                               1990(b)        1989         1988         1987         1986
==========================     =========    =========    =========    =========   ===========
Net asset value, beginning
  of year                         $8.06        $8.18        $8.09        $8.85         $8.31
--------------------------      -------      -------      -------      -------      ---------
Income from investment
  operations:
Net investment income              0.52         0.57         0.55         0.56          0.68
Net realized and
  unrealized gain (loss)
  on investments                  (0.01)        0.15         0.30        (0.58)         0.88
Net commissions paid on
  fund share sales (a)             0.00         0.00         0.00         0.00         (0.08)
--------------------------      -------      -------      -------      -------      ---------
Total from investment
  operations                       0.51         0.72         0.85        (0.02)         1.48
--------------------------      -------      -------      -------      -------      ---------
Less distributions from:
Net investment income             (0.52)       (0.60)       (0.63)       (0.64)        (0.68)
In excess of net
  investment income               (0.03)        0.00         0.00         0.00          0.00
Net realized gain on
  investments                     (0.12)       (0.24)       (0.13)       (0.10)        (0.26)
In excess of net realized
  gain on investments              0.00         0.00         0.00         0.00          0.00
--------------------------      -------      -------      -------      -------      ---------
Total distributions               (0.67)       (0.84)       (0.76)       (0.74)        (0.94)
--------------------------      -------      -------      -------      -------      ---------
Net asset value,
  end of year                     $7.90        $8.06        $8.18        $8.09         $8.85
==========================      =======      =======      =======      =======      =========

Total Return (c)                   6.66%        9.11%       10.89%       (0.14%)       18.26%
Ratios/supplemental data
Ratios to average net
  assets:
 Total expenses                    1.18%        1.23%        1.79%        1.70%         0.83%
 Net investment income             6.54%        6.94%        6.74%        6.80%         7.79%
Portfolio turnover rate              64%          69%          61%          43%           44%
--------------------------      -------      -------      -------      -------      ---------
Net assets, end of year
  (thousands)                $1,060,826     $901,912     $903,132     $894,768    $1,025,084
==========================      =======      =======      =======      =======      =========

  (a) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges.
  (b) Calculation based on average shares outstanding.
  (c) Excluding applicable sales charges.
  (d) "Ratio of total expenses to average net assets" for the year ended December 31, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the expense ratio would have been 0.94%.

  See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
 =============================================================================

 Assets (Note 1)
  Investments at market value (identified cost--
    $1,111,572,150)                                    $1,199,160,324
  Cash                                                        226,289
  Receivable for:
   Investments sold                                         5,143,753
   Fund shares sold                                           181,716
   Interest                                                20,318,672
  Prepaid expenses                                            100,306
  --------------------------------------------------         --------
    Total assets                                        1,225,131,060
  --------------------------------------------------         --------
Liabilities (Notes 2 and 4)
  Payable for:
   Investments purchased                                   14,001,422
   Fund shares redeemed                                     1,450,612
   Distributions to shareholders                            4,934,817
  Accrued Trustees' fees                                       16,832
  Other accrued expenses                                      259,335
  --------------------------------------------------         --------
    Total liabilities                                      20,663,018
  --------------------------------------------------         --------
Net assets                                             $1,204,468,042
  --------------------------------------------------         --------
  Net assets represented by (Notes 1 and 2)
  Paid-in capital                                      $1,147,477,232
  Accumulated distributions in excess of net
    investment income                                      (1,663,086)
  Accumulated net realized loss on investments and
    closed futures contracts                              (28,934,278)
  Net unrealized appreciation on investments               87,588,174
  --------------------------------------------------         --------
    Total net assets                                   $1,204,468,042
  ==================================================         ========
  Net asset value per share (Note 2)
  Net asset value of $1,204,468,042 / 153,295,044
    outstanding shares of beneficial interest          $         7.86
  ==================================================         ========

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
 =============================================================================

 Investment Income (Note 1)
  Interest                                             $ 77,382,761
  -----------------------------------        ------         -------
Expenses (Notes 2 and 4)
  Investment management fee             $ 5,327,202
  Other administrative service fees         736,118
  Shareholder service fees                1,433,700
  Accounting                                 21,661
  Trustees' fees and expenses                55,248
  Distribution Plan expenses              4,035,311
  -----------------------------------        ------         -------
   Total expenses                        11,609,240
  Less: Expenses paid indirectly
    (Note 4)                               (148,151)
  -----------------------------------        ------         -------
  Net expenses                                           11,461,089
  -----------------------------------        ------         -------
  Net investment income                                  65,921,672
  -----------------------------------        ------         -------
Net realized and unrealized gain on
 investments and closed futures
 contracts (Notes 1 and 3)
  Net realized gain (loss) on:
   Investments                           11,953,543
   Closed futures contracts              (3,022,778)
  -----------------------------------        ------         -------
  Net realized gain on investments
    and closed futures contracts                          8,930,765
  Net change in unrealized
    appreciation on investments                         113,250,664
  -----------------------------------        ------         -------
  Net realized and unrealized gain on
    investments and closed futures
    contracts                                           122,181,429
  -----------------------------------        ------         -------
  Net increase in net assets
    resulting from operations                          $188,103,101
  ===================================        ======         =======

    See Notes to Financial Statements.

Keystone Tax Free Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Year Ended December 31,
                                                                                  1995            1994
==========================================================================     ===========   ==============
Operations
  Net investment income                                                    $   65,921,672    $   67,393,387
  Net realized gain (loss) on investments and closed futures contracts          8,930,765       (37,849,158)
  Net change in unrealized appreciation (depreciation) on investments         113,250,664      (139,738,811)
  ------------------------------------------------------------------------        -------         ---------
   Net increase (decrease) in net assets resulting from operations            188,103,101      (110,194,582)
  ------------------------------------------------------------------------        -------         ---------
Distributions to shareholders from (Note 1)
  Net investment income                                                       (63,827,615)      (68,740,949)
  In excess of net investment income                                                    0       (10,297,613)
  ------------------------------------------------------------------------        -------         ---------
   Total distributions to shareholders                                        (63,827,615)      (79,038,562)
  ------------------------------------------------------------------------        -------         ---------
Capital share transactions (Note 2)
  Proceeds from shares sold                                                   133,114,586       126,813,101
  Payment for shares redeemed                                                (283,907,474)     (326,066,785)
  Net asset value of shares issued in reinvestment dividends and
    distributions                                                              33,258,548        37,710,385
  ------------------------------------------------------------------------        -------         ---------
  Net decrease in net assets resulting from capital share transactions       (117,534,340)     (161,543,299)
  ------------------------------------------------------------------------        -------         ---------
   Total increase (decrease) in net assets                                      6,741,146      (350,776,443)
  ------------------------------------------------------------------------        -------         ---------
Net assets:
  Beginning of year                                                         1,197,726,896     1,548,503,339
  ------------------------------------------------------------------------        -------         ---------
  End of year [Including accumulated distributions in excess of net investment income as follows: 1995--($1,663,086) and 1994--
    ($3,916,731)](Note 1)                                                  $1,204,468,042    $1,197,726,896
  ========================================================================        =======         =========

    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Tax Free Fund (the "Fund") is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds.

Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone and its affiliates. KMI is a wholly-owned subsidiary of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which requires management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Tax-exempt bonds are stated on the basis of valuations provided by a pricing service, approved by the Board of Trustees, that uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Non-tax-exempt securities for which market quotations are readily available are valued at the price quoted which, in the opinion of the Board of Trustees or their representative, most nearly represents their market value.

Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other securities and other assets are valued at fair value as determined in good faith using methods prescribed by the Board of Trustees.

B. The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to the market risk, the Fund is subject to

Keystone Tax Free Fund

the credit risk that the other party will not be able to complete the obligations of the contract.

C. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

D. Securities transactions are accounted for no later than the day following the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized/ accreted for both financial reporting and federal income tax purposes.

E. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

F. The Fund distributes net investment income monthly and capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are the differences in treatment of 12b-1 Distribution Plan charges for financial statement and federal tax purposes.

(2.) Capital Share Transactions

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Transactions in shares of the Fund were as follows:

                                         Year Ended
                                  12/31/95       12/31/94
============================     ===========   =============
Sales                            17,669,831      16,871,171
Redemptions                     (37,618,182)    (43,806,889)
Reinvestment of dividends
  and distributions               4,437,352       5,031,307
----------------------------      ---------      -----------
Net decrease                    (15,510,999)    (21,904,411)
----------------------------      ---------      -----------

  The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays brokers or others a commission equal to 3.00% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

To the extent Fund shares purchased prior to July 8, 1992 are redeemed within four calendar years of original issuance, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar quarter (approximately 1.25% annually) occurring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD Rule") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1.00% of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1.00% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

Since July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund. During the year, KIDC received $95,377 in deferred sales charges.

KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC since January 1, 1992.

During the year ended December 31, 1995, the Fund recovered $684,386 in contingent deferred sales charges. During the year ended December 31, 1995, the Fund paid KIDC $4,719,697 under the Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of deferred sales charges, was $4,035,311 (1.00% of the Fund's average daily net assets). During the year ended December 31, 1995, KIDC received $757,439, after payments of commissions on new sales and service fees to dealers and others of $3,962,258.

(3.) Securities Transactions

As of December 31, 1995, the Fund had a capital loss carryover for federal income tax purposes of approxi-

Keystone Tax Free Fund

mately $28,660,000 which expires as follows: $25,307,000 in 2002 and $3,353,000 in 2003.

For the year ended December 31, 1995, cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $657,975,531 and $789,712,237, respectively.

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily. The management fee is calculated at an annual rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining as net assets increase to 0.25% per annum, to the net asset value of the Fund.

  KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

  During the year ended December 31, 1995, the Fund paid or accrued a management fee of $5,327,202 which represented 0.44% of the Fund's average net assets. Of such amount paid to KMI, $4,528,122 was paid to Keystone for its services to the Fund.

  Included in the administrative services fee paid by the Fund were the following amounts incurred by KMI (and reimbursed by the Fund) in providing or obtaining for the Fund additional operating services, facilities and supplies: audit and legal--$77,500, custodian fees--$503,476, printing and supplies-- $94,700, registration fees--$54,450, and other-- $5,992. In addition during the year ended December 31, 1995, the Fund paid to KIRC $1,433,700 for shareholder services. This amount for shareholder services is included in the payments made by KMI.

  The Fund has entered into an expense offset arrangement with its custodian. For the year ended December 31, 1995, the Fund paid custody fees in the amount of $355,325 and received a credit of $148,151 pursuant to the expense offset arrangement, resulting in a total expense of $503,476. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

  For the year ended December 31, 1995, the Fund paid to KII $21,661 for certain accounting services.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Tax Free Fund

We have audited the accompanying statement of assets and liabilities of Keystone Tax Free Fund, including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Tax Free Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
February 2, 1996

                             KEYSTONE TAX FREE FUND

                                     PART C

                                OTHER INFORMATION
                                -----------------


Item 24.     Financial Statements and Exhibits


Item 24(a).  Financial Statements


Schedule of Investments                              December 31, 1995

Financial Highlights                                 For the fiscal years
                                                     ended December 31, 1986
                                                     through 1995

Statement of Assets and Liabilities                  December 31, 1995

Statement of Operations                              December 31, 1995

Statement of Changes in Net Assets                `  Fiscal years ended
                                                     December 31, 1994 and 1995

Notes to Financial Statements

Independent Auditors' Report                         February 2, 1996


Item 24(b). Exhibits

(1) A copy of the Registrant's Amended and Restated Declaration of Trust dated July 27, 1993 is filed herewith.

(2) A copy of the Registrant's By-laws was filed with Post-Effective Amendment No. 2 to Registrant's Registration Statement as Exhibit 24(b)(2) and is incorporated by reference herein.

(3)      Not applicable.

(4)(a) Registrant's Amended and Restated Declaration of Trust, Article III, V and VI as filed herewith as Exhibit 24(b)(1) and is incorporated by reference herein.

   (b) Registrant's By-laws, Article 2, as filed with Post-Effective Amendment No. 2 to Registrant's Registration Statement as Exhibit 24(b)(2) and is incorporated by reference herein.

(5)(a) A copy of the Investment Management Agreement between Keystone Management, Inc. and the Registrant dated August 19, 1993 is filed herewith.

   (b) A copy of the Investment Advisory Agreement between Keystone Management, Inc. and Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) dated August 19, 1993 is filed herewith.

(6)(a) A copy of the Principal Underwriting Agreement between the Registrant and Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) dated August 19, 1993 is filed herewith.

   (b) A copy of the form of Dealer Agreement to be used by Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) was filed with Post-Effective Amendment No. 20 to Registrant's Registration Statement as part of Exhibit 24(b)(6) and is incorporated by reference herein.

(7)      Not applicable.

(8) A copy of the Custodian, Fund Accounting and Recordkeeping Agreement, as amended, between the Registrant and State Street Bank and Trust Company is filed herewith.

(9)      Not applicable.

(10) An opinion and consent of counsel as to the legality of securities being registered was filed with the Registrant's Rule 24f-2 Notice on February 28, 1996 and is incorporated by reference herein.

(11) Consent as to use of the opinion of Registrant's Independent Auditors is filed as Exhibit 24(b)(11) herewith.

(12)     Not applicable.

(13)     Not applicable.

(14)     Not applicable.

(15) A copy of the Registrant's Distribution Plan adopted pursuant to Rule 12b-1 is filed herewith.

(16) Schedules for computation of total return, current yield and tax equivalent yield are filed herewith.

(17)     A financial data schedule is filed herewith as Exhibit 24(b)(17).

(18)     Not applicable.

(19)     Powers of Attorney are filed herewith as Exhibit 24(b)(19).


Item 25. Persons Controlled by or under Common Control with Registrant

         Not applicable.


Item 26. Number of Holders of Securities

                                                          Number of Record
                  Title of Class                    Holders as of March 29, 1996
                  --------------                    ----------------------------

                  Shares of beneficial                         39,366
                  interest, without
                  par value


Item 27. Indemnification

         Provisions for the indemnification of Registrant's Trustees and officers are contained in Article VIII of Registrant's Amended and Restated Declaration of Trust, a copy of which is filed herewith and is incorporated by reference herein.

         Provisions for the indemnification of Keystone Investment Distributors Company, Registrant's principal underwriter, are contained in Se tion 9 of the Principal Underwriting Agreement between Registrant and Keystone Investment Distributors Company, a copy of which is filed herewith and incorporated by reference herein.

         Provisions for the indemnification of Keystone Management, Inc. and Keystone Investm&ent Management Company, investment manager and investment adviser to the Fund, respectively, are contained in Section 7 of the Investment Management Agreement between Registrant and Keystone Management, Inc. and Section 6 of the Investment Advisory Agreement between Keystone Management, Inc. and Keystone Investment Management Company, copies of which are filed herewith and are incorporated by reference herein.


Item 28. Business and other Connections of Investment Advisers

         The following tables list the names of the various officers and directors of Keystone Management, Inc. and Keystone Investment Management Company, Registrant's investment manager and adviser, respectively, and their respective positions. For each named individual, the tables list, for the past two years, (i) any other organizations (excluding investment advisory clients) with which the officer and/or director has had or has substantial involvement; and
         (ii) positions held with such organizations.

           LIST OF OFFICERS AND DIRECTORS OF KEYSTONE MANAGEMENT, INC.

                            Position with
                            Keystone               Other
                            Management,            Business
Name                        Inc.                   Affiliations
----                        -------------          ------------
Albert H. Elfner, III       Chairman of            Chairman of the Board,
                            the Board,             Chief Executive Officer,
                            Chief Executive        President and Director:
                            Officer, President      Keystone Investments,
                            and Director             Inc.
                                                    Keystone Software, Inc.
                                                    Keystone Asset
                                                     Corporation
                                                    Keystone Capital
                                                     Corporation
                                                    Keystone Investments
                                                     Family of Funds
                                                   Chairman of the Board
                                                   and Director:
                                                    Keystone Investment
                                                     Management Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Fixed Income
                                                     Advisers, Inc.
                                                   President and Director:
                                                    Keystone Trust Company
                                                   Director or Trustee:
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                    Keystone Investor
                                                     Resource Center, Inc.
                                                    Boston Children's
                                                     Services Association
                                                    Middlesex School
                                                    Middlebury College
                                                   Former Trustee or
                                                   Director:
                                                    Neworld Bank
                                                    Robert Van Partners,
                                                     Inc.

                            Position with
                            Keystone               Other
                            Management,            Business
Name                        Inc.                   Affiliations
----                        -------------          ------------

Edward F. Godfrey           Treasurer and          Senior Vice President,
                            Director               Chief Financial Officer,
                                                   Treasurer and Director:
                                                    Keystone Investments,
                                                     Inc.
                                                    Keystone Investment
                                                     Management Company
                                                    Keystone Investment
                                                     Distributors Company
                                                   Treasurer:
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Software, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                   Former Treasurer and
                                                   Director:
                                                    Hartwell Keystone
                                                     Advisers, Inc.
                                                   Senior Vice President:
                                                    Keystone Investments
                                                     Family of Funds

Ralph J. Spuehler, Jr.      Director              President and Director:
                                                   Keystone Investment
                                                    Distributors Company
                                                  Chairman and Director:
                                                   Keystone Investor
                                                    Resource Center, Inc.
                                                   Keystone Investment
                                                    Management Company
                                                  Senior Vice President and
                                                  Director:
                                                   Keystone Investments,
                                                    Inc.
                                                  Treasurer:
                                                   Hartwell Emerging Growth
                                                    Fund
                                                   Hartwell Growth Fund
                                                  Former President:
                                                   Keystone Management,
                                                    Inc.
                                                  Former Treasurer:
                                                   Keystone Investments,
                                                    Inc.
                                                   Keystone Investment
                                                     Management Company

                            Position with
                            Keystone               Other
                            Management,            Business
Name                        Inc.                   Affiliations
----                        -------------          ------------

Rosemary D. Van Antwerp     Senior Vice            General Counsel, Senior
                            President,             Vice President and
                            General Counsel        Secretary:
                            and Secretary           Keystone Investments,
                                                     Inc.
                                                   Senior Vice President and
                                                   General Counsel:
                                                    Keystone Institutional
                                                     Company, Inc.
                                                   Senior Vice President,
                                                   General Counsel and
                                                   Director:
                                                    Keystone Investor
                                                     Resource, Center, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                   Senior Vice President,
                                                   General Counsel, Director
                                                   and Secretary:
                                                    Keystone Management, Inc.
                                                    Keystone Software, Inc.
                                                   Formerly Senior Vice
                                                   President and Secretary:
                                                    Hartwell Keystone
                                                     Advisers, Inc.
                                                   Vice President and
                                                   Secretary:
                                                    Keystone Fixed Income
                                                     Advisers, Inc.

J. Kevin Kenely             Vice President         Vice President:
                                                    Keystone Investments, Inc.
                                                    Keystone Investment
                                                     Management Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                    Keystone Software, Inc.
                                                   Formerly Controller:
                                                    Keystone Investments, Inc.
                                                    Keystone Investment
                                                     Management Company
                                                    Keystone Investment
                                                     Distributors Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Software, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.

John D. Rogol               Vice President         Vice President and
                            and Controller         Controller:
                                                    Keystone Investments,
                                                     Inc.
                                                    Keystone Investment
                                                     Management Company
                                                    Keystone Investment
                                                     Distributors Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                    Keystone Software, Inc.
                                                   Controller:
                                                    Keystone Asset Corporation
                                                    Keystone Capital
                                                     Corporation

Michael A. Thomas           Vice President          Vice President:
                                                     Keystone Investments, Inc.

                        LIST OF OFFICERS AND DIRECTORS OF
                     KEYSTONE INVESTMENT MANAGEMENT COMPANY

                            Position with
                            Keystone
                            Investment
Name                        Management Company     Other Business Affiliations
----                        ------------------     ---------------------------

Albert H. Elfner, III       Chairman of            Chairman of the Board,
                            the Board,             Chief Executive Officer,
                            Chief Executive        President and Director:
                            Officer,and             Keystone Investments, Inc.
                            Director                Keystone Management, Inc.
                                                    Keystone Software, Inc.
                                                    Keystone Asset Corporation
                                                    Keystone Capital Corporation
                                                    Chairman of the Board and
                                                   Director:
                                                    Keystone Fixed Income
                                                     Advisers, Inc.
                                                    Keystone Institutional
                                                     Company, Inc.
                                                   President and Director:
                                                    Keystone Trust Company
                                                   Director or Trustee:
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                    Keystone Investor
                                                     Resource Center, Inc.
                                                    Boston Children's
                                                     Services Associates
                                                    Middlesex School
                                                    Middlebury College
                                                   Former Trustee or Director:
                                                    Neworld Bank
                                                    Robert Van Partners, Inc.

Philip M. Byrne             Director               President and Director:
                                                    Keystone Institutional
                                                     Company, Inc.
                                                   Senior Vice President:
                                                    Keystone Investments, Inc.

                            Position with
                            Keystone
                            Investment
Name                        Management Company     Other Business Affiliations
----                        ------------------     ---------------------------

Herbert L. Bishop, Jr.      Senior Vice             None
                            President

Donald C. Dates             Senior Vice             None
                            President

Gilman Gunn                 Senior Vice             None
                            President

Edward F. Godfrey           Director,               Director, Senior Vice
                            Senior Vice             President
                            President,              Chief Financial Officer and
                            Treasurer and           Treasurer:
                            Chief Financial          Keystone Investments, Inc.
                            Officer                  Keystone Investment
                                                      Distributors Company
                                                    Treasurer:
                                                     Keystone Institutional
                                                      Company, Inc.
                                                     Keystone Management,
                                                      Inc.
                                                     Keystone Software, Inc.
                                                     Fiduciary Investment
                                                      Company, Inc.
                                                    Former Treasurer and
                                                    Director:
                                                     Hartwell Keystone Advisers,
                                                      Inc.
                                                    Former Treasurer:
                                                     Robert Van Partners, Inc.

James R. McCall             Director and            None
                            President

Ralph J. Spuehler, Jr.      Director                President and Director:
                                                     Keystone Investment
                                                      Distributors Company
                                                    Senior Vice President and
                                                    Director:
                                                     Keystone Investments, Inc.
                                                    Chairman and Director:
                                                     Keystone Investor
                                                      Resource Center, Inc.
                                                     Keystone Management, Inc.
                                                    Formerly President:
                                                     Keystone Management, Inc.
                                                    Formerly Treasurer:
                                                     The Kent Funds
                                                     Keystone Investments, Inc.
                                                     Keystone Investment
                                                      Management Company

                            Position with
                            Keystone
                            Investment
Name                        Management Company     Other Business Affiliations
----                        ------------------     ---------------------------

Rosemary D. Van Antwerp     Senior Vice            General Counsel, Senior
                            President,             Vice President and
                            General Counsel        Secretary:
                            and Secretary           Keystone Investments, Inc.
                                                   Senior Vice President and
                                                   General Counsel:
                                                    Keystone Institutional
                                                     Company, Inc.
                                                   Senior Vice President,
                                                   General Counsel and
                                                   Director:
                                                    Keystone Investor
                                                     Resource Center, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                   Senior Vice President,
                                                   General Counsel, Director
                                                   and Secretary:
                                                    Keystone Management, Inc.
                                                    Keystone Software, Inc.
                                                   Former Senior Vice
                                                   President and Secretary:
                                                    Hartwell Keystone
                                                     Advisers, Inc.
                                                    Robert Van Partners, Inc.
                                                   Vice President and
                                                   Secretary:
                                                    Keystone Fixed Income
                                                     Advisers, Inc.

Robert K. Baumback          Vice President         None

Betsy A. Blacher            Senior Vice            None
                            President

Francis X. Claro            Vice President         None

Kristine R. Cloyes          Vice President         None

                            Position with
                            Keystone
                            Investment
Name                        Management Company     Other Business Affiliations
----                        ------------------     ---------------------------

Christopher P. Conkey       Senior Vice            None
                            President

Richard Cryan               Senior Vice            None
                            President

Maureen E. Cullinane        Senior Vice            None
                            President

George E. Dlugos            Vice President         None

Antonio T. Docal            Vice President         None

Christopher R. Ely          Senior Vice            None
                            President

Robert L. Hockett           Vice President         None

Sami J. Karam               Vice President         None

Donald M. Keller            Senior Vice            None
                            President

J. Kevin Kenely             Vice President         Vice President:
                                                    Keystone Investments, Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Keystone Management, Inc.
                                                    Keystone Software, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                   Formerly Controller:
                                                    Keystone Investments, Inc.
                                                    Keystone Management, Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                    Keystone Software, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                    Keystone Institutional
                                                     Company, Inc.

George J. Kimball           Vice President         None

JoAnn L. Lyndon             Vice President         None

John C. Madden, Jr.         Vice President         None


Stephen A. Marks            Vice President         None

Eleanor H. Marsh            Vice President         None

Walter T. McCormick         Senior Vice            None
                            President

Barbara McCue               Vice President         None

Stanley  M. Niksa           Vice President         None

Robert E. O'Brien           Vice President         None

Margery C. Parker           Vice President         None

                            Position with
                            Keystone
                            Investment
Name                        Management Company     Other Business Affiliations
----                        ------------------     ---------------------------

William H. Parsons          Vice President         None


Daniel A. Rabasco           Vice President         None

David L. Smith              Vice President         None

Kathy K. Wang               Vice President         None

Judith A. Warners           Vice President         None

John D. Rogol               Vice President         Vice President and
                            and Controller         Controller:
                                                    Keystone Investments,
                                                     Inc.
                                                    Keystone Investment
                                                     Distributors Company
                                                    Keystone Institutional
                                                     Company, Inc.
                                                    Fiduciary Investment
                                                     Company, Inc.
                                                    Keystone Software, Inc.
                                                    Keystone Management, Inc.
                                                   Controller:
                                                    Keystone Asset Corporation
                                                    Keystone Capital
                                                     Corporation

Joseph J. Decristofaro      Asst. Vice President   None

Item 29.  Principal Underwriter

      (a) Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.), which acts as Registrant's principal underwriter, also acts as principal underwriter for the following entities:

               Keystone Quality Bond Fund (B-1)
               Keystone Diversified Bond Fund (B-2)
               Keystone High Income Bond Fund (B-4)
               Keystone Balanced Fund (K-1)
               Keystone Growth and Income Fund (S-1)
               Keystone Mid-Cap Growth Fund (S-3)
               Keystone Small Company Growth Fund (S-4)
               Keystone Capital Preservation and Income Fund
               Keystone Fund for Total Return
               Keystone Global Opportunities Fund
               Keystone Government Securities Fund
               Keystone America Hartwell Emerging Growth Fund, Inc. Keystone Hartwell Growth Fund
               Keystone Intermediate Term Bond Fund
               Keystone Omega Fund
               Keystone State Tax Free Fund
               Keystone State Tax Free Fund - Series II
               Keystone Strategic Income Fund
               Keystone Tax Free Income Fund
               Keystone World Bond Fund
               Keystone Fund of the Americas
               Keystone Institutional Adjustable Rate Fund
               Keystone International Fund Inc.
               Keystone Liquid Trust
               Keystone Precious Metals Holdings, Inc.
               Keystone Strategic Development Fund
               Master Reserves Trust
               Keystone Strategic Growth Fund (K-2)
               Keystone Small Company Growth Fund II
               Keystone Emerging Markets Fund

      (b) For information with respect to each officer and director of Registrant's principal underwriter, see the following pages.

                                    Position and Offices with      Position and
Name and Principal                  Keystone Investment            Offices with
Business Address                    Distributors Company           the Fund
------------------                  -------------------------      ------------

Ralph J. Spuehler*                  Director, President            None

Edward F. Godfrey*                  Director, Senior Vice          Senior Vice
                                    President, Treasurer           President
                                    and Chief Financial
                                    Officer

Rosemary D. Van Antwerp*            Director, Senior Vice          Senior Vice
                                    President, General Counsel     President
                                    and Secretary

Albert H. Elfner, III*              Director                       President

Charles W. Carr*                    Senior Vice President          None

Peter M. Delehanty*                 Senior Vice President          None

J. Kevin Kenely                     Vice President                 Treasurer

John D. Rogol*                      Vice President and             None
                                    Controller

Gregg A. Mahalich                   Divisional Vice                None
4952 Richards Drive W.              President
Minnetonka, MN 55345

C. Kenneth Molander                 Divisional Vice                None
8 King Edward Drive                 President
Londonderry, NH 03053

William L. Carey, Jr.               Regional Manager and           None
4 Treble Lane                       Vice President
Malvern, PA  19355

John W. Crites                      Regional Manager and           None
2769 Oakland Circle W.              Vice President
Aurora, CO 80014

                                    Position and Offices with      Position and
Name and Principal                  Keystone Investment            Offices with
Business Address                    Distributors Company           the Fund
------------------                  -------------------------      ------------

Richard J. Fish                     Regional Vice President        None
309 West 90th Street
New York, NY  10024

Michael E. Gathings                 Regional Manager and           None
245 Wicklawn Way                    Vice President
Roswell, GA  30076

Paul D. Graffy                      Regional Manager and           None
15509 Janas Drive                   Vice President
Lockport, IL 60441

Robert G. Holz, Jr.                 Regional Manager and           None
313 Meadowcrest Drive               Vice President
Richardson, Texas 75080

Todd L. Kobrin                      Regional Manager and           None
20 Iron Gate                        Vice President
Metuchen, NJ 08840

Ralph H. Johnson                    Regional Manager and           None
345 Masters Court, #2               Vice President
Walnut Creek, CA 94598

Robert P. Matson                    Regional Manager and           None
4557 N. O'Connor Blvd., No. 1286    Vice President
Irving, TX 75062

Paul J. McIntyre                    Regional Manager and           None
118 Main Centre, #203               Vice President
Northville, MI 48167

Thomas O. Meloy                     Regional Manager and           None
2808 McKinney Ave., No. 141         Vice President
Dallas, TX 75204

Alan V. Niemi                       Regional Manager and           None
3511 Grant Street                   Vice President
Lees Summit, MO 64064

Ronald L. Noble                     Regional Manager and           None
428 N. Adventure Trail              Vice President
Virginia Beach, VA 23454

Juliana Perkins                     Regional Manager and           None
2348 West Adrian Street             Vice President
Newbury Park, CA 91320

Matthew D. Twomey                   Regional Manager and           None
9627 Sparrow Court                  Vice President
Ellicott City, MD 21042

Mitchell I. Weiser                  Regional Manager and           None
7031 Ventura Court                  Vice President
Parkland, FL  33067

Welden L. Evans                     Regional Banking Officer       None
490 Huntcliff Green                 and Vice President
Atlanta, GA 30350

Russell A. Haskell*                 Vice President                 None

Jonathan I. Cohen*                  Vice President                 None

Michael S. Festa*                   Vice President                 None

                                    Position and Offices with      Position and
Name and Principal                  Keystone Investment            Offices with
Business Address                    Distributors Company           the Fund
------------------                  -------------------------      ------------

John M. McAllister*                 Vice President                 None

Burton Robbins                      Regional Manager and           None
1586 Folkstone Terrace              Vice President
Westlake Village, CA
91361

Thomas E. Ryan, III*                Vice President                 None

Jeffrey M. Landes                   Vice President                 None

Raymond P. Ajemian*                 Manager and Vice President     None

Joan M. Balchunas*                  Assistant Vice President       None

Jody R. Baum*                       Assistant Vice President       None

Thomas J. Gainey*                   Assistant Vice President       None

Lyman Jackson*                      Assistant Vice President       None

Eric S. Jeppson*                    Assistant Vice President       None

Mark J. Minnucci*                   Assistant Vice President       None

Julie A. Robinson*                  Assistant Vice President       None

Peter M. Sullivan                   Assistant Vice President       None
21445 Southeast 35th Way
Issaquah, WA  98027

Jean S. Loewenberg*                 Assistant Secretary            Assistant
                                                                   Secretary

Colleen L. Mette*                   Assistant Secretary            Assistant
                                                                   Secretary

Dorothy E. Bourassa*                Assistant Secretary            Assistant
                                                                   Secretary

* Located at 200 Berkeley Street, Boston, Massachusetts 02116-5034


Item 29(c). - Not applicable

Item 30. Location of Accounts and Records

         200 Berkeley Street
         Boston, Massachusetts 02116-5034

         Keystone Investor Resource Center, Inc.
         101 Main Street
         Cambridge, Massachusetts 02142-1519

         State Street Bank and Trust Company
         1776 Heritage Drive
         Quincy, MA 02171

         Data Vault Inc.
         3431 Sharp Slot Road
         Swansea, Massachusetts 02277


Item 31. Management Services

         Not applicable.


Item 32. Undertakings

         Registrant hereby undertakes to furnish to each person to whom a copy of Registrant's prospectus is delivered with a copy of the registrants latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) and the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, in The Commonwealth of Massachusetts, on the 3rd day of April, 1996.


                                             KEYSTONE TAX FREE FUND


                                             By:/s/ Rosemary D. Van Antwerp
                                                ---------------------------
                                                Rosemary D. Van Antwerp
                                                Senior Vice President
                                                and Secretary




Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 3rd day of April, 1996.


SIGNATURES                                  TITLE
----------                                  -----

/s/ George S. Bissell         Trustee, Chairman of the Board and
-------------------------     Chief Executive Officer
George S. Bissell*


/s/ Albert H. Elfner, III     President and Trustee
-------------------------
Albert H. Elfner, III*


/s/ J. Kevin Kenely           Treasurer (Principal Financial
-------------------------     and Accounting Officer)
J. Kevin Kenely*



                                            *By:/s/ James M. Wall
                                                ----------------------
                                                James M. Wall**
                                                Attorney-in-Fact

SIGNATURES                    TITLE
----------                    -----


/s/ Frederick Amling          Trustee
--------------------------
Frederick Amling*

/s/ Charles A. Austin, III    Trustee
--------------------------
Charles A. Austin, III*

/s/ Edwin D. Campbell         Trustee
--------------------------
Edwin D. Campbell*

/s/ Charles F. Chapin         Trustee
--------------------------
Charles F. Chapin*

/s/ K. Dun Gifford            Trustee
--------------------------
K. Dun Gifford*

/s/ Leroy Keith, Jr.          Trustee
--------------------------
Leroy Keith, Jr.*

/s/ F. Ray Keyser, Jr.        Trustee
--------------------------
F. Ray Keyser, Jr.*

/s/ David M. Richardson       Trustee
--------------------------
David M. Richardson*

/s/ Richard J. Shima          Trustee
--------------------------
Richard J. Shima*

/s/ Andrew J. Simons          Trustee
--------------------------
Andrew J. Simons*



                                            *By:/s/ James M. Wall
                                                ----------------------
                                                James M. Wall**
                                                Attorney-in-Fact


**James M. Wall, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and attached hereto as Exhibit 24(b)(17).

                                INDEX TO EXHIBITS

                                                               Page Number
                                                               in Sequential
Exhibit Number             Exhibit                             Numbering System
--------------             -------                             ----------------

     1                     Amended and Restated
                           Declaration of Trust

     2                     By-Laws(1)

     5                     (A) Investment Management Agreement
                           (B) Investment Advisory Agreement

     6                     (A) Principal Underwriting Agreement
                           (B) Dealer Agreement(2)

     8                     Custodian, Fund Accounting
                           Recordkeeping Agreement
                           Amendments to Custody Agreement

     10                    Opinion and Consent of Counsel(3)

     11                    Independent Auditors' Consent

     15                    Distribution Plan

     16                    Performance Data Schedules

     17                    Financial Data Schedule

     19                    Powers of Attorney


    (1) Incorporated by reference herein to Post-Effective Amendment No. 2 to the Registrant's Registration Statement.

    (2) Incorporated by reference herein to Post-Effective Amendment No. 20 to the Registrant's Registration Statement.

    (3) Incorporated by reference herein to Registrant's Rule 24f-2 Notice filed on February 28, 1996.